UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Monogram Technologies Inc.

(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

3913 Todd Lane,

Austin, TX 78744

October 30, 2024

Dear Stockholder:

We cordially invite you to attend the 2024 Annual Meeting of Stockholders of Monogram Technologies Inc. (the “Annual Meeting”). The Annual Meeting will be held on Thursday, December 19, 2024, at 1:00 p.m. Eastern Standard Time and will be held entirely online live via audio webcast. You will be able to attend and participate in the Annual Meeting virtually by visiting www.monogram.vote, where you will be able to listen to the Annual Meeting live and vote.

You will find important information about the matters to be voted on at the Annual Meeting in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. We are sending most of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of sending a full set of printed materials. The Notice tells you how to access and review on the internet the important information contained in the proxy materials. The Notice also tells you how to vote on the internet prior to the Annual Meeting and how to request to receive a printed copy of our proxy materials.

Your vote is important. We hope you will attend the virtual Annual Meeting. We encourage you to review the proxy materials and vote as soon as possible. You may vote on the internet as described in the attached proxy materials, which is how we encourage you to vote. You also may vote by mail if you timely request to receive printed copies of these proxy materials in the mail. You will also be able to vote your shares electronically during the Annual Meeting. Details about how to attend the virtual Annual Meeting, how to submit questions, and how to cast your votes are posted at www.monogram.vote and can be found in this proxy statement in the section entitled “Questions and Answers about the Annual Meeting and Voting—How can I attend and vote at the Annual Meeting?”.

Very truly yours,

/s/ Benjamin Sexson
Benjamin Sexson
Chief Executive Officer

3913 Todd Lane,
Austin, TX 78744

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

Annual Meeting Date	Thursday, December 19, 2024
Time	1:00 p.m. Eastern Standard Time
Place	www.monogram.vote

Items of Business	(1)	To elect the Class I director nominees to serve as directors until our 2027 annual meeting of stockholders, and until their respective successors are elected and qualified or until their earlier resignation or removal;

	(2)	To ratify the appointment of Fruci & Associates II, PLLC as our independent registered public accounting firm for the year ending December 31, 2024;

	(3)	To approve the amendment to Amended and Restated 2019 Stock Option and Grant Plan;

	(4)	To approve, on an advisory basis, the compensation of our named executive officers; and

	(5)	To transact any other business that properly comes before the Annual Meeting and any adjournment or postponement of the Annual Meeting.

Record Date	Holders of record of our capital stock on October 25, 2024, are entitled to receive notice of, and to vote at, the Annual Meeting and any postponement or adjournment of the Annual Meeting.
Voting	Your vote is important. We encourage you to read the accompanying proxy materials and submit your vote as soon as possible. You can find information about how to cast your vote in the question-and-answer section of the accompanying proxy statement.

Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials via the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders entitled to notice of, and to vote at, the Annual Meeting and at any postponement or adjournment thereof. Stockholders will have the ability to access the proxy materials at www.monogram.vote or request to receive a printed set of the proxy materials by mail or an electronic set of materials by email. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We believe these rules allow us to provide our stockholders with the information they need while lowering the cost of delivery and reducing the environmental impact of our Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 19, 2024: This notice and our proxy statement are available at www.monogram.vote.

By Order of the Board of Directors of Monogram Technologies Inc.

/s/ Benjamin Sexson
Benjamin Sexson
Chief Executive Officer

Austin, Texas October 30, 2024

3913 Todd Lane
Austin, TX 78744
(512) 399-2656

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why did I receive these proxy materials?

We are providing these proxy materials to you in connection with the solicitation by the Board of Directors (the “Board”) of Monogram Technologies Inc., a Delaware corporation, of proxies to be voted at our 2024 Annual Meeting of Stockholders (the “Annual Meeting”).

The Annual Meeting will be held on Thursday, December 19, 2024, at 1:00 p.m. Eastern Standard Time, online at www.monogram.vote. The Annual Meeting will be a completely virtual meeting conducted via live audio webcast. You will be able to attend the Annual Meeting online and by visiting www.monogram.vote and following the instructions to register for the meeting. You must enter the control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials. If you are a stockholder of record and you lose the control number, you may email Equity Stock Transfer at proxy.equitystock.com for assistance in recovering your control number. If you are a beneficial holder and lose your control number, please contact your broker, bank, or other nominee for assistance in recovering your control number." Only stockholders with a valid control number will be able to vote at the Annual Meeting, as well as access the list of stockholders as of the close of business on the Record Date (as defined below).

We expect to begin furnishing these proxy materials to stockholders on or about November 9, 2024.

A form of the proxy card is attached as Appendix B to this proxy statement.

When we use the term “Monogram,” “Company,” “us,” “we,” or “our,” we mean Monogram Technologies Inc.

What matters will be voted on at the Annual Meeting?

We will ask stockholders to vote on the following matters at the Annual Meeting:

(1)	To elect the Class I director nominees to serve as directors until our 2027 annual meeting of stockholders, and until their respective successors are elected and qualified or until their earlier resignation or removal (“Proposal 1”);
(2)	To ratify the appointment of Fruci & Associates II, PLLC as our independent registered public accounting firm for the year ending December 31, 2024;
(3)	To approve the amendment to Amended and Restated 2019 Stock Option and Grant Plan;
(4)	To approve, on an advisory basis, the compensation of our named executive officers; and
(5)	To transact any other business that properly comes before the Annual Meeting and any adjournment or postponement of the Annual Meeting.

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Who can vote?

Stockholders of record of our capital stock at the close of business on the record date of October 25, 2024 (the “Record Date”), are entitled to receive notice of, and to vote at, the Annual Meeting. Our capital stock currently outstanding consists of our Common Stock, par value $0.001 per share.

Each share of Common Stock is entitled to one (1) vote per share as of the Record Date. For additional information, see our Sixth Amended and Restated Certificate of Incorporation, filed as Exhibit 3.1, to our Annual Report on Form 10-K filed with the SEC on March 15, 2024. Cumulative voting is not permitted.

As of the Record Date, 34,690,892 shares of our Common Stock were issued and outstanding, representing all outstanding shares of capital stock outstanding of our Company.

A list of stockholders will also be available during the Annual Meeting through the Annual Meeting website for those stockholders who choose to attend.

To attend and participate in the Annual Meeting, you must visit www.monogram.vote, and follow the instructions to register for the meeting. The Annual Meeting webcast will begin promptly at 1:00 p.m. Eastern Standard Time. We encourage you to access the Annual Meeting prior to the start time, and allow ample time for the registration and check-in procedures.

What is the difference between a stockholder of record and a beneficial holder?

Many of our stockholders hold their shares through a broker, bank, or other nominee rather than directly in their own name. There are some important distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Equity Stock Transfer, LLC (“Equity Stock Transfer”), you are the stockholder of record for those shares and are receiving proxy materials directly from us. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote online at the Annual Meeting.

Beneficial Holder

If your shares are held in a stock brokerage account or by a bank or other nominee (commonly referred to as being held in “street name”), you are the beneficial holder of those shares. Your broker, bank, or other nominee is the stockholder of record and has forwarded proxy materials to you as the beneficial holder. As the beneficial holder, you have the right to direct your broker, bank, or other nominee how to vote your shares and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Annual Meeting unless you have the control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials giving you the right to vote the shares.

How do I vote?

Stockholder of Record

If you are a stockholder of record, you can vote on the internet prior to the Annual Meeting by following the instructions you received from us in the mail or by email. If you requested to receive a full set of proxy materials in the mail, you also can vote by mail using the proxy card included with the materials. Finally, you can vote online at the Annual Meeting by attending the Annual Meeting online and following the instructions posted at www.monogram.vote.

Beneficial Holder

If you are a beneficial holder, you can vote on the internet prior to the Annual Meeting by following the instructions you received from your broker, bank, or other nominee in the mail or by email. If you requested to receive a full set of proxy materials in the mail, you also can vote by mail using the voting instruction card included with the materials. If you have not received this information from your broker, bank, or other nominee, please contact them as soon as possible. You can vote online at the Annual Meeting by attending the Annual Meeting online and following the instructions posted at www.monogram.vote.

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If you do not give your broker, bank, or other nominee instructions as to how to vote, under the rules of the Nasdaq, your broker, bank, or other nominee may vote your shares with respect to “routine” items, but not with respect to “non-routine” items. Proposal 1 (Election of Class I Directors), Proposal 2 (Ratify the Appointment of Fruci & Associates II, PLLC), Proposal 3 (Amendment to Amended and Restated 2019 Stock Option and Grant Plan) and Proposal 4 (Advisory Vote on Executive Compensation) are “non-routine” proposals. If you do not instruct your broker, bank, or other nominee how to vote with respect to Proposals 1, 2, 3 or 4, your broker, bank, or other nominee will not vote on these proposals, as applicable. Please be sure to return your voting instructions to your broker, bank, or other nominee so that your vote is counted. The voting deadlines and availability internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the organization that holds your shares. Therefore, we urge you to carefully review and follow the voting instructions card and any other materials that you receive from that organization.

Multiple Holdings

If you hold shares both as a stockholder of record and as a beneficial holder, you must vote separately for each set of shares.

How can I attend and vote at the Annual Meeting?

This year’s Annual Meeting will be held entirely online live via audio webcast. Any stockholder can attend the virtual Annual Meeting live at www.monogram.vote. If you were a stockholder as of the Record Date and you have your control number included in your Notice, on your proxy card, or on the instructions that accompanied your proxy materials, you can vote at the Annual Meeting.

A summary of the information you need to attend the Annual Meeting online is provided below:

•	To participate in the Annual Meeting, you will need the control number included in your Notice, on your proxy card, or on the instructions that accompanied your proxy materials.
•	The Annual Meeting webcast will begin promptly at 1:00 p.m. Eastern Standard Time on December 19, 2024. We encourage you to access the Annual Meeting prior to the start time. You should allow ample time for the check-in procedures.
•	The virtual Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and smartphones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Internet connection wherever they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Annual Meeting.
•	Instructions on how to attend and participate in the Annual Meeting via the internet are posted at www.monogram.vote.

Stockholders are permitted to submit questions pertinent to the Annual Meeting via email at investors@monogramtechnologies.com. Questions may be submitted until 7:00am EST on December 19, 2024. The Company will select a number of questions to answer from these submissions during the virtual Annual Meeting, subject to time constraints. Questions regarding personal matters, including those related to employment, product or service issues, or suggestions for product innovations, are not pertinent to Annual Meeting matters, and therefore, will not be answered.

To participate in the Annual Meeting, you will need the control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your broker, bank, or other nominee to obtain your control number or otherwise vote through the broker, trustee, bank, or other holder of record. If you lose your control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote or access the list of stockholders as of the close of business on the Record Date. Only stockholders with a valid control number will be able vote at the Annual Meeting, as well as access the list of stockholders as of the close of business on the Record Date.

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What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual Annual Meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting website. If you encounter any difficulties accessing the virtual Annual Meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

Can I change or revoke my vote?

If you are a stockholder of record, you may change your vote at any time prior to the vote at the Annual Meeting by taking any of the following actions:

•	submitting a new proxy with a later date using any of the available methods described above;
•	providing a written revocation to our Board Chairman; or
•	voting online at the Annual Meeting by following the instructions at www.monogram.vote.

If you are a beneficial holder, you may change your vote by submitting new voting instructions to your broker, bank, or other nominee following the instructions they provided to you. You may also vote online at the Annual Meeting, which will have the effect of revoking any previously submitted voting instructions, assuming you obtain your control number included in your Notice, on your proxy card, or on the instructions that accompanied your proxy materials.

Whether you are a stockholder of record or a beneficial owner of shares held in “street name”, your attendance at the Annual Meeting online will not, by itself, automatically revoke your proxy.

What is the quorum requirement for the Annual Meeting?

A quorum of stockholders is necessary for any action to be taken at the Annual Meeting (other than adjournment or postponement of the Annual Meeting). A quorum exists if stockholders holding a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the Annual Meeting in person, or by means of remote communication, or by proxy. If you submit a properly completed proxy, even if you abstain from voting, your shares will be counted for purposes of determining the presence of a quorum. Broker non-votes (described below) also will be counted for purposes of determining the presence of a quorum if the broker, bank or other nominee uses its discretionary authority to vote on at least one routine matter under Nasdaq rules.

How will my shares be voted during the virtual Annual Meeting?

Your shares will be voted in accordance with your properly submitted instructions.

Stockholders of Record

If you are a stockholder of record and you submit a proxy but do not include voting instructions on a matter, your shares will be voted in favor of each of the Class I nominees named in Proposal 1 and in favor of Proposal 2, Proposal 3 and Proposal 4 in accordance with the recommendations of our Board. If any other matters are properly presented for a vote at the Annual Meeting or any adjournment or postponement thereof, your shares will be voted in the discretion of the named proxies.

Beneficial Holders and Broker Non-Votes

If you are a beneficial holder and you do not provide voting instructions to your broker, bank, or other nominee, that organization will determine if it has the discretionary authority to vote your shares on the particular matter. Under Nasdaq rules, these organizations have the discretion to vote your shares on routine matters - however, they do not have the discretion to vote your shares on non-routine matters, such as Proposal 1, Proposal 2, Proposal 3 and Proposal 4. The unvoted shares are called “broker non-votes.” Shares that constitute broker non-votes are considered present for purposes of determining a quorum but are not considered entitled to vote or votes cast on the particular matter.

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What are the voting requirements for each matter?

Proposal	Vote Required	Effect of Abstentions	Broker Discretionary Voting Allowed	Effect of Broker Non-Vote
(1) To elect the Class I director nominees to serve as directors until our 2027 annual meeting of stockholders, and until their respective successors are elected and qualified or until their earlier resignation or removal	More votes FOR than AGAINST	No effect	No	No effect
(2) To ratify the appointment of Fruci & Associates II, PLLC as our independent registered public accounting firm for the year ending December 31, 2024	More votes FOR than AGAINST	No effect	No	No effect
(3) To approve the amendment to Amended and Restated 2019 Stock Option and Grant Plan	More votes FOR than AGAINST	No effect	No	No effect
(4) To approve, on an advisory basis, the compensation of our named executive officers	More votes FOR than AGAINST	No effect	No	No effect

What are the recommendations of the Board?

Our Board recommends that you vote:

•	“FOR” each Class I director nominated by our Board to serve as directors until our 2027 annual meeting of stockholders, and until their respective successors are elected and qualified or until their earlier resignation or removal (Proposal 1);
•	“FOR” the Approval to ratify the appointment of Fruci & Associates II, PLLC as our independent registered public accounting firm for the year ending December 31, 2024 (Proposal 2);
•	“FOR” the Approval to amend the Amended and Restated 2019 Stock Option and Grant Plan (Proposal 3); and
•	“FOR” the Approval, on an advisory basis of the compensation of our named executive officers (Proposal 4).

Any properly authorized proxy as to which no instructions are given will be voted in accordance with the foregoing recommendations.

Who will pay the costs of soliciting votes for the Annual Meeting?

We will bear all expenses incurred in connection with the solicitation of proxies. We will reimburse brokers, fiduciaries, and custodians for their costs in forwarding proxy materials to beneficial owners of our common stock. Our directors, officers, and employees also may solicit proxies by mail, telephone, and personal contact. They will not receive any additional compensation for these activities. We will send proxy materials or additional soliciting materials to banks, brokers, other institutions, nominees, and fiduciaries, and these organizations will then forward the materials to the beneficial holders of our shares. On request, we will reimburse these organizations for their reasonable expenses in forwarding these materials.

How can I find the results of the voting after the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

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PROPOSAL 1 – ELECTION OF CLASS I DIRECTORS

Our Board is currently composed of five directors. Vacancies on the Board may be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. A director elected by the Board to fill a vacancy or a newly created directorship shall hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of a successor and to such director’s earlier death, resignation or removal.

Our Bylaws provide that the number of directors that constitute the entire Board shall consist of one or more members, the exact number thereof to be determined from time to time by resolution of the Board. Currently, the Board is divided into three classes, Class I, Class II and Class III. The initial term of office of the Class I, Class II and Class III directors expires at our annual meeting in 2024, 2025 and 2026, respectively. At each annual meeting, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. A director shall hold office until the annual meeting in the year in which his or her term expires and until his or her successor shall be elected and qualified, subject, however, to prior death, resignation, retirement or removal from office. Our Board currently consists of five directors. The Class I director nominees for election, who have been nominated by our Nominating and Governance Committee for election at the Annual Meeting are Rick Van Kirk, and Colleen Gray.

Each of the nominees listed below is currently one of our directors. The Class II and Class III directors (Riss, Sexson and Unis) are still serving and not in need of re-election. The Class I directors nominated for election, Van Kirk and Gray, if elected at the Annual Meeting, would serve for a three-year term until the 2027 annual meeting and until their respective successors are duly elected and qualified, or, if sooner, until the director’s death, resignation or removal.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. Abstentions and broker non-votes will not be treated as a vote for or against any particular director nominee and will not affect the outcome of the election. Stockholders may not vote, or submit a proxy, for a greater number of nominees than the two Class I nominees named below. The director nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two Class I director nominees named below. If any director nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

Nominees for Election as Class I Directors to the Board for a Three-Year Term Expiring at the 2027 Annual Meeting

The following sets forth certain information with respect to our Class II directors who are up for election or re-election at the Annual Meeting:

Name	Age	Class	Position(s)

Rick Van Kirk*	64	Class I	Director
Colleen Gray*	71	Class I	Director

*Independent Director

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Rick Van Kirk, Independent Director. Mr. Richard L. Van Kirk is a Director of Monogram, and has served in this capacity since our inception. He is the Chief Executive Officer of Pro-Dex, Inc. (“Pro-Dex”), the largest OEM manufacturer of Orthopaedic Robotic End-Effectors on the market. Mr. Van Kirk also serves on Pro-Dex’s Board of Directors. Mr. Van Kirk was appointed to the Board of Directors of Pro-Dex concurrent with his appointment as its CEO in January 2015. He joined Pro-Dex in January 2006 and was named Pro-Dex’s Vice President of Manufacturing in December 2006. In April 2013 he was appointed as the Chief Operating Officer of Pro-Dex. Mr. Van Kirk’s career includes over 13 years of management experience in manufacturing. Mr. Van Kirk previously served as Manufacturing Manager and Manager of Product Development at Comarco Wireless Technologies, ChargeSource Division, which provides power and charging functionality for popular electronic devices and wireless accessories. Prior to Comarco, Mr. Van Kirk was General Manager at Dynacast, a leader in precision die casting. Mr. Van Kirk earned a BA in Business Administration at California State University, Fullerton, and an MBA from Claremont Graduate School.

Colleen Gray, Independent Director. Ms. Gray has over 25 years of operations and financial management experience with emerging, high-growth companies in the data storage and orthopedic industries. Ms. Gray served as the President and Chief Executive Officer of Consensus Orthopedics, a global manufacturer of large joint orthopedic devices, from August 2008 until May 2021. Under her tenure, Ms. Gray led the development of 5 new product lines, navigated the FDA regulatory approval process, and drove revenue from $4M in annual sales to $21M in annual sales. Additionally, Consensus became a leader in the patient monitoring device market with its medical-grade interactive surface sensor products through its TracPatch Health Division. Ms. Gray assumed the role of Chief Executive Officer of Tracpatch in January 2016 and served through August of 2023. In this role, Ms. Gray led the raise of over $27M in early round financing and closed commercial agreements with two large hospital systems.

Before joining Consensus Orthopedics, Ms. Gray was President and Chief Executive Officer at Solid Data Systems, where she successfully negotiated and managed the sale of the company. Before Solid Data, Ms. Gray was a co-founder of StorageWay, Inc., one of the first cloud-based storage service providers, serving as its Vice President of Finance and Chief Financial Officer. Ms. Gray began her career with the Mylex Corporation in April 1992. She served as its Vice President of Finance and Chief Financial Officer during its successful public offering and IBM’s company acquisition. Mylex led storage management and data protection in the networked PC and server environments. Ms. Gray received a Bachelor of Science in Accounting from Arizona State University and is a member of Women in Bio.

OUR BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE CLASS I DIRECTOR NOMINEES.

CONTINUING DIRECTORS

Class II Director of the Board Continuing in Office for a Term Expiring at the 2025 Annual Meeting

Paul Riss, MBA, Independent Director. Mr. Riss has 30 years of experience with Securities Act and Exchange Act filings as a CEO of publicly traded companies and as a CPA with Ernst & Young. He is the Chief Compliance Officer and a board member of an equity-based funding portal, Netcapital Funding Portal Inc., and a member of FINRA and the AICPA. Ernst & Young selected Mr. Riss as a 2001 finalist in the Entrepreneur of the Year award program for the Connecticut / Hudson Valley region. Mr. Riss earned an MBA with distinction from the Stern School of Business at New York University and was a Magna Cum Laude graduate with distinction from Carleton College. In 2000, he won the James P. Kelly Award for distinguished public service as a member of the Westchester chapter of the New York State Society of Public Accountants. Mr. Riss wrote and directed ten musical parodies to raise money for college scholarships.

Class III Directors of the Board Continuing in Office for a Term Expiring at the 2026 Annual Meeting

Benjamin Sexson, CFA, Chief Executive Officer, President and Director. Benjamin Sexson is the Chief Executive Officer, President, and a Director of Monogram Orthopaedics, and has served in such capacities since he joined the Company in April 2018. Prior to joining Monogram, Mr. Sexson served as the Director of Business Development at Pro-Dex, Inc., one of the largest OEM manufacturers of Orthopaedic Robotic End-Effectors in the world, from October 2015 to April 2018. In his tenure at Pro-Dex, Mr. Sexson was responsible for helping support the development, management, and launch of the Company’s first ever custom proprietary product solution and successfully negotiating high margin distribution agreements with a major strategic partner. In addition, Mr. Sexson helped secure and negotiate two additional major development agreements and helped expand the Company’s addressable markets from powered surgical tools in CMF to Thoracic, Trauma, Spine and Extremities as well as other product applications. Mr. Sexson is a named inventor on multiple patent applications at Pro-Dex. Prior to that, Mr. Sexson worked in various finance positions and is a CFA Charterholder. Mr. Sexson graduated with honors from Caltech with a Bachelor’s Degree in Mechanical Engineering in 2006.

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Dr. Douglas Unis, Founder and Director. Dr. Douglas Unis is a board certified orthopaedic surgeon specializing in adult reconstructive surgery and is the founder and Chief Medical Officer of Monogram Orthopaedics Inc. Dr. Unis founded Monogram Orthopaedics in 2015, and has served as a Director of the Company since its inception. Dr. Unis has served as an Associate Professor at the Icahn School of Medicine since November 2015 and has been a practicing surgeon since 2004. He began serving as an Assistant Professor at Icahn School of Medicine at Mount Sinai in March 2014, until becoming an Associate Professor in November 2015. Dr. Unis has consulted with many leading orthopaedic companies including Zimmer Biomet and Think Surgical. Prior to founding Monogram Orthopaedics, Dr. Unis was a consultant with Think Surgical, working with them for over 4 years to help with the development of their robotic total hip and knee arthroplasty system. Dr. Unis is widely recognized as a leader and innovator in the NYC area having performed the regions’ first muscle sparing anterior total hip replacement in 2005. Dr. Unis earned his BA from Duke University and Doctor of Medicine from Case Western Reserve University and later completing his residency at Northwestern University and a fellowship from Rush University in Adult Reconstruction.

Family Relationships

There are no family relationships between or among the directors, executive officers or persons nominated or chosen by our stockholders or us to become directors or executive officers

Involvement in Certain Legal Proceedings

To our knowledge, during the past ten years, none of our directors, executive officers, promoters, control persons, or nominees has:

•	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•	Had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

•	Been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

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•	Been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

•	Been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•	Been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Board Diversity Matrix (As of September 30th, 2024)

Total Number of Directors:	5

	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	4	–	–
Part II: Demographic Background
African American or Black	-	–	–	–
Alaskan Native or Native American	–	–	–	–
Asian	–	–	–	–
Hispanic or Latinx	-	-	–	–
Native Hawaiian or Pacific Islander	–	–	–	–
White	5	–	–	–
Two or More Races or Ethnicities	–	–	–	–
LGBTQ+	–	–	–	–
Did Not Disclose Demographic Background	–	–	–	–

PROPOSAL 2 –  RATIFY THE APPOINTMENT OF FRUCI & ASSOCIATES, PLLC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2024

In 2019, we engaged Fruci & Associates, PLLC (“Fruci”) as our principal independent registered public accounting firm. The decision to appoint Fruci was approved by our board of directors.

During Monogram Technologies’ two most recent fiscal years ended December 31, 2023 and 2022, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K between the Company and Fruci, as applicable, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the accountant, would have caused the accountant to make reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements for such fiscal years, or (2) reportable events.

During our two most recent fiscal years ended December 31, 2023 and 2022, we have not consulted with Fruci regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has Fruci provided to us a written report or oral advice that Fruci concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue. In addition, during such periods, we have not consulted with Fruci regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

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The Audit Committee has appointed Fruci as our independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2024, and has further directed that management submit their selection of independent registered public accounting firm for ratification by our stockholders at the Annual Meeting. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as public registered accounting firm. Representative(s) of Fruci are expected to be available by phone to respond to appropriate questions at the Annual Meeting.

Although stockholder ratification of the selection of Fruci as our independent registered public accounting firm is not required by our Bylaws or otherwise, the Audit Committee believes it appropriate as a matter of policy to request that stockholders ratify the selection of our independent registered public accounting firm. In the event the stockholders do not ratify the appointment of Fruci, the Audit Committee will reconsider its appointment. In addition, even if the stockholders ratify the appointment of Fruci, the Audit Committee may in its discretion appoint a different independent public accounting firm at any time if the Audit Committee determines that a change is in the best interests of us and our stockholders.

Principal Accounting Fees and Services.

The following table sets forth the fees for services provided and reasonably expected to be billed by Fruci & Associates, PLLC. The following is a summary of the fees billed to the Company for professional services rendered for the fiscal years ended December 31, 2023 and 2022.

	Fiscal Year 2023	Fiscal Year 2022
Audit fees (1)	$64,500	$47,500
Audit-related fees (2)	$-	$-
Tax Fees (3)	$5,500	$5,500
All other fees (4)	$22,760	$8,955

Total	$92,760	$61,955

(1)            Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements, reviews of our quarterly financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings.

(2)            Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our year-end financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(3)            Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice.

(4)            All Other Fees consist of fees billed for all other services.

Audit Committee Pre-Approval Policies and Procedures. The Audit Committee oversees and monitors our financial reporting process and internal control system, reviews and evaluates the audit performed by our registered independent public accountants and reports to the Board any substantive issues found during the audit. The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of our registered independent public accountants. The Audit Committee convenes on a quarterly basis to approve each quarterly filing, and an annual basis to review the engagement of the Company’s external auditor.

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The Audit Committee has considered whether the provision of Audit-Related Fees, Tax Fees, and all other fees as described above is compatible with maintaining Fruci & Asscoiates, PLLC’s independence and has determined that such services for fiscal years 2023 and 2022, respectively, were compatible. All such services were approved by the Audit Committee pursuant to Rule 2-01 of Regulation S-X under the Exchange Act to the extent that rule was applicable.

OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF PROPOSAL 2 – TO RATIFY THE APPOINTMENT OF FRUCI & ASSOCIATES, PLLC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2024

PROPOSAL 3 – APPROVAL OF AMENDMENT TO AMENDED AND RESTATED 2019 STOCK OPTION AND GRANT PLAN

On October 30, 2024, our Board unanimously adopted an amendment (the “Plan Amendment”) to the Amended and Restated Monogram Technologies Inc. 2019 Stock Option and Grant Plan (as amended, the “2020 Plan”), subject to stockholder approval. If approved by our stockholders, the Plan Amendment would (i) increase the number of shares of our common stock that are available for issuance pursuant to the 2020 Plan by 6,000,000 shares, from 5,200,000 shares to 11,200,000 shares, and (ii) adopt an evergreen provision to the 2020 Plan providing for an increase in the shares of common stock available for issuance under the 2020 Plan on a periodic basis, according to an approved formula. Pursuant to the 2020 Plan, we are able to grant equity and equity-based awards in the form of stock options (including nonqualified stock options and incentive stock options), restricted stock awards, unrestricted stock awards, restricted stock units, or any combination of the foregoing (collectively, “stock rights”) to our officers, employees, directors, consultants, and other key persons of the Company (collectively, “participants”). We believe that the effective use of equity and equity-based awards is essential to attract, motivate, and retain officers, employees, consultants and directors, to further align participants’ interests with those of our stockholders, and to provide participants incentive compensation opportunities that are competitive with those offered by other companies that we compete with for talent.

In this Proposal No. 3, we are asking our stockholders to approve the Plan Amendment. A full text of the Plan Amendment is attached as Appendix A to this Proxy Statement.

As of September 30th, 2024, approximately three (3) officers, twenty three (23) employees, and five (5) directors would have been eligible to participate in the 2020 Plan if the Plan Amendment were in effect on such date, and we expect that the same or similar number of officers, employees and directors will be eligible to participate in the 2020 Plan following the approval of the Plan Amendment. The closing price of our common stock on Nasdaq Stock Market on       was $         .

As more fully described below under the section titled “Summary of the 2020 Plan,” as of September 30th, 2024, 205,734 shares remain available for grant under the 2020 Plan. If this Proposal No. 3 is approved by our stockholders at the Annual Meeting, the maximum aggregate number of additional shares that may be issued under the 2020 Plan will be 11,200,000 shares, subject to adjustment as described below.

Description of Changes

The terms of the 2020 Plan after approval of the Plan Amendment are the same as the 2020 Plan, except that (i) 6,000,000 additional shares of our common stock will be available for issuance under the 2020 Plan on or after the effective date of the Plan Amendment, and (ii) an evergreen provision to the 2020 Plan will be adopted, providing for an increase in the shares of common stock available for issuance under the 2020 Plan on a periodic basis, according to an approved formula, on or after the effective date of the Plan Amendment.

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Evergreen Provision

The 2020 Plan amendment calls for the adoption of an evergreen provision to the 2020 Plan to provide for an increase in the shares of common stock available for issuance under the 2020 Plan on a periodic basis, according to an approved formula. Pursuant to the evergreen provision, the number of shares available for issuance under the 2020 Plan shall increase according to the following formula: “The Share Reserve will automatically increase on January 1st of each year, for a period of not more than ten years, commencing on January 1, 2025 and ending on (and including) January 1, 2034 by the lesser of (a) 5.0% of the total number of the shares of Common Stock outstanding on December 31st of the immediately preceding calendar year, and (b) such number of Shares determined by the Board.”, provided that our Board may decide that there shall be no increase in the shares available for issuance under the 2020 Plan based on the formula, or that the increase shall be a lesser number of shares than otherwise provided under the evergreen provision.

Our Board believes that the Plan Amendment is an effective and cost-efficient means to ensure that we maintain under the 2020 Plan the flexibility with respect to stock-based compensation necessary to establish appropriate long-term incentives to achieve our objectives. Specifically, our Board believes that it is advisable to ensure formulaic increases in the share limit under the 2020 Plan in order to attract and compensate employees, officers, directors and others upon whose judgment, initiative and effort we depend.

Pursuant to the Plan Amendment, a new Section 3(d) to the 2020 Plan will be included, as follows:

“(d)        Automatic Share Reserve Increase. The Share Reserve will automatically increase on January 1st of each year, for a period of not more than ten years, commencing on January 1, 2025 and ending on (and including) January 1, 2034 by the lesser of (a) 5.0% of the total number of the shares of Common Stock outstanding on December 31st of the immediately preceding calendar year, and (b) such number of Shares determined by the Board.”

Vote Required

Provided there is a quorum for the meeting, approval of the Plan Amendment requires the affirmative vote of a majority of the votes cast on this Proposal No. 3. Broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this Proposal No. 3 to approve the Plan Amendment. Under applicable Nasdaq Stock Market rules and guidance, in the context of stockholder approval of an equity compensation plan, abstentions, if any, are treated as votes cast, and therefore will have the same effect as a vote against this Proposal No. 3.

Summary of the 2020 Plan

Following is a summary of the principal features of the 2020 Plan after giving effect to the Plan Amendment. For additional information, please refer to the specific provision of the full text of the 2020 Plan incorporated by reference to Exhibit 10.12 to the Company's Form S-1 filed with the SEC on July 27, 2023 and the Plan Amendment as set forth in Appendix A to this proxy statement.

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Key Provisions

Following are the key provisions of the 2020 Plan after giving effect to the Plan Amendment:

Provisions of the 2020 Plan	Description
• Eligible Participants:	• Officers, employees, directors, consultants, and other key persons of the Company that adopt the 2020 Plan.

• Share Reserve:	• Subject to adjustment as described below, the maximum aggregate number of shares of our common stock which may be issued pursuant to all awards is 11,200,000 shares and 3,360,000 may be issued through the exercise of incentive stock options.

• The reserved shares will be reduced by one share for each share granted pursuant to stock rights awarded under the 2020 Plan.

• Award Types:	• Incentive and nonqualified stock options • Restricted stock awards • Unrestricted stock awards • Restricted stock unit awards (referred to as “RSUs”) • Other rights or benefits

• Vesting:	• Determined by our Board, or at the discretion of the Board, by a committee of the Board, comprised of not less than two directors, or another committee if appointed by our Board, or their respective delegates.

• No Dividends on Unvested Awards:	• Any payment of accumulated dividends or dividend equivalent rights on an outstanding award is contingent on the actual vesting or payment, as applicable, of such award.

• Repricing:	• The plan administrator may exercise its discretion to reduce the exercise price of outstanding stock options or effect repricing through cancellation of outstanding stock options and by granting such holders new awards in replacement of the cancelled stock options.

Determination of Shares to be Available for Issuance

As of September 30th, 2024, there were 4,994,266 shares underlying outstanding awards granted pursuant to the 2020 Plan and 205,734 shares remaining available for future grant under the 2020 Plan. As noted above, the number of shares available for grant under the 2020 Plan will be increased by the number of shares underlying outstanding awards under the 2020 Plan that are forfeited, canceled or expire, or are settled in cash. The Board believes that attracting and retaining officers, employees, consultants and directors of high quality has been and will continue to be essential to the Company’s growth and success. Consistent with this view, the Board believes that the number of shares that remain available for issuance under the 2020 Plan is not sufficient for future grants in light of our compensation structure and strategy.

If this Proposal No. 3 is approved by our stockholders at the Annual Meeting, the maximum aggregate number of new shares that may be issued under the 2020 Plan will be 11,200,000 shares, subject to adjustment as described below. When deciding on the number of shares to be available for awards under the Plan Amendment, the Board considered a number of factors, including the number of shares currently available under the 2020 Plan, the Company’s past share usage (“burn rate”), the number of shares needed for future awards, a dilution analysis, the current and future accounting expenses associated with the Company’s equity award practices, and stockholder perspectives.

Dilution Analysis

The proposed share authorization is a request to amend the 2020 Plan so that 6,000,000 additional shares will be available for awards under the 2020 Plan on or after the effective date of the Plan Amendment.

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The table below shows our potential dilution (referred to as “overhang”) levels based on our fully diluted shares of common stock and our request for 6,000,000 new shares to be available for awards under the 2020 Plan. The request for 6,000,000 additional shares to be reserved under the 2020 Plan represents 12.3% of the fully diluted shares of our common stock, as described in the table below. The Board believes that this number of shares of common stock under the 2020 Plan represents a reasonable amount of potential equity dilution, which will allow us to continue awarding stock rights, and that such stock rights are an important component of the Company’s equity compensation program.

Potential Overhang

Stock Options Outstanding as of September 30th, 2024(1)	4,994,266
Weighted Average Exercise Price of Stock Options Outstanding as of September 30th, 2024	$1.7103
Weighted Average Remaining Contractual Term of Stock Options Outstanding as of September 30th, 2024	7.2 years
Outstanding Full Value Awards as of September 30th, 2024(2)	$7,745,704
Total Equity Awards Outstanding as of September 30th, 2024(1)(2)	4,994,266
Shares Available for Grant under the 2020 Plan as of September 30th, 2024	205,734
Additional Shares Requested under the 2020 Plan	6,000,000
Total Potential Overhang under the 2020 Plan	11,200,000
Shares of Common Stock Outstanding as of September 30th, 2024	34,245,669
Warrants and Convertible Equity Shares as of September 30th, 2024	9,644,079
Fully Diluted Shares of Common Stock	48,884,014
Potential Dilution to Stockholders of 2020 Plan’s Reserve as a Percentage of Fully Diluted Shares of Common Stock	11.3%

(1)      Represents the number of outstanding stock option awards under the 2020 Plan.

(2)      The Full Value Awards are comprised of time-based restricted stock units granted to employees and directors under the 2020 Plan.

Based on our current equity award practices, the Board estimates that the authorized shares under the 2020 Plan may be sufficient to provide us with an opportunity to grant stock rights for approximately five (5) years. This is only an estimate, and circumstances could cause the share reserve to be used more quickly or more slowly. These circumstances include, but are not limited to, the future price of our common stock, the mix and grant value of cash, options and full value awards provided as long-term incentive compensation, grant amounts provided by our competitors, hiring activity, and promotions during the next few years.

Share Usage

The table below sets forth the following information regarding the awards granted under the 2020 Plan: (i) the share usage for each of the last three calendar years and (ii) the average share usage rate over the last three calendar years. The share usage for each specified year has been calculated as (i) the sum of (x) all stock options granted in the applicable year, and (y) all time-based stock units and stock awards granted in the applicable year, divided by (ii) the weighted average number of shares of common stock outstanding for the applicable year.

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Share Usage Table

Element	2023	2022	2021	Three-Year Average
Time-Based Stock Units and Stock Awards Granted	0	0	0	—
Total Full Value Awards	0	0	0	—
Stock Options Granted:	113,500	2,143,152	343,800	866,817
Total Full Value Awards and Stock Options Granted	$560,737	$6,782,487	$520,104	$2,621,109
Weighted Average Shares Outstanding at December 31	31,338,391	18,205,457	11,477,975	20,340,608
Share Usage	0.36%	10.53%	2.91%	4.09%

As noted in the table above, we used an average of 4.09% of the weighted average shares outstanding on an annual basis for awards granted over the past three years under the 2020 Plan. The average shares outstanding includes any preferred shares as calculated on an as converted basis.

The Board believes that the Company’s executive compensation program, and particularly the granting of stock rights, allows us to align the interests of officers, employees, consultants and directors who are selected to receive awards with those of our stockholders. The Board believes that awards granted pursuant to the 2020 Plan are a vital component of our compensation program and, accordingly, that it is important that an appropriate number of shares of stock be authorized for issuance under the 2020 Plan.

Administration

The 2020 Plan is administered by our Board, or at the discretion of the Board, by a committee of the Board, comprised of not less than two directors. With respect to awards to our officers or directors, the 2020 Plan is administered in a manner to satisfy applicable laws and that permits such grants and related transactions to be exempt from Section 16(b) of the Securities Exchange Act of 1934, as amended, or the Exchange Act. The plan administrator has the full authority to select recipients of the grants, determine whether and to what extent grants are awarded, establish additional terms, conditions, rules or procedures to accommodate rules or laws of applicable non-U.S. jurisdictions, adjust awards and take any other action deemed appropriate; however, no action may be taken that is inconsistent with the terms of the 2020 Plan.

Available Shares

Subject to adjustment as described below, the maximum aggregate number of additional shares which may be issued pursuant to awards under the 2020 Plan will be 11,200,000 shares of our common stock. The maximum number of shares of common stock that may be issued will not exceed 11,200,000 shares. Shares underlying any awards that are forfeited, canceled, reacquired by the Company prior to vesting, satisfied without the issuance of stock or otherwise terminated (other than by exercise) and shares that are withheld upon exercise of an option or settlement of an award to cover the exercise price or tax withholding shall be added back to the shares available for issuance under the Plan.

Eligibility and Types of Awards

The 2020 Plan permits us to grant stock awards, including stock options (including incentive stock options and nonqualified stock options), restricted stock awards, unrestricted stock awards, restricted stock units, or any combination of the foregoing, to our officers, employees, directors, and consultants.

Stock Options

A stock option may be an incentive stock option within the meaning of, and qualifying under, Section 422 of the Internal Revenue Code of 1986, as amended (referred to as the “Code”), or a nonqualified stock option. However, only our employees (or employees of our parent or subsidiaries, if any) may be granted incentive stock options. Incentive and nonqualified stock options are granted pursuant to option agreements adopted by the plan administrator. The plan administrator determines the exercise price for a stock option, within the terms and conditions of the 2020 Plan, provided that the exercise price of a stock option cannot be less than 100% of the fair market value of our common stock on the date of grant except with respect to Substitute Awards. Options granted under the 2020 Plan will become exercisable at the rate specified by the plan administrator.

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The plan administrator determines the term of the stock options granted under the 2020 Plan, up to a maximum of 10 years, except in the case of certain incentive stock options, as described below. Unless the terms of an optionholder’s stock option agreement provide otherwise, if an optionholder’s relationship with us, or any of our affiliates, ceases for any reason other than disability or death, the optionholder may exercise any options otherwise exercisable as of the date of termination, but only during the post-termination exercise period designated in the optionholder’s stock option award agreement. The optionholder’s stock option award agreement may provide that upon the termination of the optionholder’s relationship with us for cause, the optionholder’s right to exercise his or her options will terminate concurrently with the termination of the relationship. If an optionholder’s service relationship with us, or any of our affiliates, ceases due to disability or death, or an optionholder dies within a certain period following cessation of service, the optionholder or his or her estate or person who acquired the right to exercise the award by bequest or inheritance may exercise any vested options for a period of 12 months following such date. The option term may be extended in the event that exercise of the option within the applicable time periods is prohibited by applicable securities laws or such longer period as specified in the stock option award agreement but in no event beyond 30 days immediately following the expiration of its term.

Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option may be made by one or more of the following methods (or any combination thereof) to the extent provided in the award agreement: (a) in cash, by certified or bank check, by wire transfer of immediately available funds, or other instrument acceptable to the Committee; (b) if permitted by the Committee, by the optionholder delivering to the Company a promissory note, if the Board has expressly authorized the loan of funds to the optionholder for the purpose of enabling or assisting the optionholder to effect the exercise of his or her option; provided, that at least so much of the exercise price as represents the par value of the Stock shall be paid in cash if required by state law; (c) if permitted by the Committee, through the delivery (or attestation to the ownership) of shares that have been purchased by the optionholder on the open market or that are beneficially owned by the optionholder and are not then subject to restrictions under any Company plan. To the extent required to avoid variable accounting treatment under ASC 718 or other applicable accounting rules, such surrendered shares if originally purchased from the Company shall have been owned by the optionholders for at least six months. Such surrendered Shares shall be valued at Fair Market Value on the exercise date; (d)if permitted by the Committee, by the optionholder delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionholder chooses to pay the purchase price as so provided, the optionholder and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure; or (e) if permitted by the Committee, and only with respect to options that are not incentive stock options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Unless the plan administrator provides otherwise, awards generally are not transferable, except by will or the laws of descent and distribution.

Incentive stock options may be granted only to our employees (or to employees of our parent company and subsidiaries, if any). To the extent that the aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to which incentive stock options are exercisable for the first time by an optionholder during any calendar year under any of our equity plans exceeds $100,000, such options will not qualify as incentive stock options. A stock option granted to any employee who, at the time of the grant, owns or is deemed to own stock representing more than 10% of the voting power of all classes of our stock or stock of any of our affiliates may not be an incentive stock option unless (a) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and (b) the term of the incentive stock option does not exceed five years from the date of grant.

Restricted Stock

Restricted stock awards are awards of shares of our common stock that are subject to established terms and conditions. The plan administrator sets the terms of the restricted stock awards, including the size of the restricted stock award, the price (if any) to be paid by the recipient and the vesting schedule and criteria (which may include terminates before the restricted stock is fully vested, all of the unvested shares generally will be forfeited to, or repurchased by, us.

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Unrestricted Stock

Unrestricted stock awards are awards of shares of our common stock that are subject to established terms and conditions. The plan administrator sets the terms of the unrestricted stock awards, including the size of the unrestricted stock award, the price (if any) to be paid by the recipient and the vesting schedule and criteria (which may include terminates before the unrestricted stock is fully vested, all of the unvested shares generally will be forfeited to, or repurchased by, us.

Restricted Stock Units

An RSU is a right to receive stock, cash equal to the value of a share of stock or other securities or a combination of the three at the end of a set period or the attainment of performance criteria. No stock is issued at the time of grant. The plan administrator sets the terms of the RSU award, including the size of the RSU award, the consideration (if any) to be paid by the recipient, vesting schedule, and criteria and form (stock or cash) in which the award will be settled. If a participant’s service terminates before the RSU is fully vested, the unvested portion of the RSU award generally will be forfeited to us.

Rights as a Stockholder; No Dividends or Dividend Equivalent Rights on Unvested Awards

Except as otherwise provided in any award agreement or as required by applicable law, a participant shall have rights of a stockholder only as to shares of common stock, if any, acquired upon settlement of restricted stock units. A participant shall not be deemed to have acquired any such shares of common stock unless and until the restricted stock units shall have been settled in shares of common stock, the Company shall have issued and delivered a certificate representing the shares of common stock to the participant (or transferred on the records of the Company with respect to uncertificated stock), and the participant’s name has been entered in the books of the Company as a stockholder. No dividends or dividend equivalent rights will be paid in respect of any unvested award of restricted stock, unless and until such shares vest.

In the case of awards other than restricted stock, except as otherwise provided in any award agreement, a participant will not have any rights of a stockholder. No dividends or dividend equivalent rights will be paid with respect to any of the shares granted pursuant to such award agreement until the award vests and is paid.

Adjustments

Subject to any required action by the our stockholders, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company's capital stock, the outstanding shares are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such Shares or other securities, in each case, without the receipt of consideration by the Company, or, if, as a result of any merger or consolidation, or sale of all or substantially all of the assets of the Company, the outstanding Shares are converted into or exchanged for other securities of the Company or any successor entity (or a parent or subsidiary thereof), the Committee shall make an appropriate and proportionate adjustment in (i) the maximum number of Shares reserved for issuance under the Plan, (ii) the number and kind of Shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per Share subject to each outstanding Award, and (iv) the exercise price for each Share subject to any then outstanding stock options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of stock options) as to which such stock options remain exercisable. The Committee shall, if applicable, make such adjustments as may be required by Section 25102(o) of the California Corporation Code and the rules and regulations promulgated thereunder. The adjustment by the Committee shall be final, binding and conclusive. No fractional shares shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.

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Sale Events –

Unless otherwise set forth in an award agreement, if a sale event occurs the 2020 Plan and all outstanding options issued thereunder shall terminate upon the effective time of any such sale event unless assumed or continued by the successor entity, or new stock options or other awards of the successor entity or parent thereof are substituted therefor, with an equitable or proportionate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder and/or pursuant to the terms of any award agreement).

In the event of the termination of the 2020 Plan and all outstanding options issued under the 2020 Plan, each holder of options shall be permitted, within a period of time prior to the consummation of the sale event as specified by the plan administrator, to exercise all such options which are then exercisable or will become exercisable as of the effective time of the sale event; provided, however, that the exercise of options not exercisable prior to the sale event shall be subject to the consummation of the sale event.

In the event of a sale event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the holders of options, without any consent of the holders, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value as determined by the plan administrator of the consideration payable per share of common stock pursuant to the sale event (the “Sale Price”) times the number of shares of common stock subject to outstanding options being cancelled (to the extent then vested and exercisable, including by reason of acceleration in connection with such sale event, at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding vested and exercisable options.

Unless otherwise set forth in an award agreement, if a sale event occurs all unvested restricted and unvested restricted stock units (other than those becoming vested as a result of the sale event) issued hereunder shall be forfeited immediately prior to the effective time of any such sale event unless assumed or continued by the successor entity, or awards of the successor entity or parent thereof are substituted therefor, with an equitable or proportionate adjustment as to the number and kind of shares subject to such awards as such parties shall agree (after taking into account any acceleration hereunder and/or pursuant to the terms of any Award Agreement).

In the event of the forfeiture of restricted stock pursuant to the preceding paragraph, such restricted stock shall be repurchased at a price per share equal to the original per share purchase price paid for such shares.

Notwithstanding anything to the contrary, in the event of a sale event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the holders of restricted stock or restricted stock unit awards, without consent of the holders, in exchange for the cancellation thereof, in an amount equal to the sale price times the number of shares subject to such awards, to be paid at the time of such sale event or upon the later vesting of such awards.

For purposes of the 2020 Plan, “sale event” means the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation pursuant to which the holders of the Company's outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the surviving or resulting entity (or its ultimate parent, if applicable), (iv) the acquisition of all or a majority of the outstanding voting stock of the Company in a single transaction or a series of related transactions by a person or group of persons, or (v) any other acquisition of the business of the Company, as determined by the Board; provided, however, that the Company's initial public offering, any subsequent public offering or another capital raising event, or a merger effected solely to change the Company's domicile shall not constitute a “sale event”.

Amendment and Termination

The Board may, at any time, amend or discontinue the 20202 Plan and the plan administrator may, at any time, amend or cancel any outstanding stock rights for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding stock rights without the consent of the holder of the stock rights. The plan administrator may exercise its discretion to reduce the exercise price of outstanding stock options or effect repricing through cancellation of outstanding stock options and by granting such holders new stock rights in replacement of the cancelled stock options. To the extent determined by the plan administrator to be required either by the Code to ensure that Incentive stock options granted under the 2020 Plan are qualified under Section 422 of the Code or otherwise, 2020 Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. The Board reserves the right to amend the 2020 Plan and/or the terms of any outstanding stock options to the extent reasonably necessary to comply with the requirements of the exemption pursuant to paragraph (f)(4) of Rule 12h-1 of the Exchange Act.

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Tax Withholding

Each grantee shall, no later than the date as of which the value of a stock right or of any shares of common stock or other amounts received thereunder first becomes includable in the gross income of the grantee for income tax purposes, pay to the Company, or make arrangements satisfactory to the plan administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and any subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company's obligation to deliver stock certificates (or evidence of book entry) to any grantee is subject to and conditioned on any such tax withholding obligations being satisfied by the grantee.

The Company's minimum required tax withholding obligation may be satisfied, in whole or in part, by the Company withholding from shares of common stock to be issued pursuant to a stock right a number of shares of common stock having an aggregate fair market value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.

Summary of Federal Income Tax Consequences of the 2020 Plan

The following summary is intended only as a general guide to certain U.S. federal income tax consequences under current law of participation in the 2020 Plan and does not attempt to describe all possible federal, state or local, foreign, or other tax consequences of such participation or tax consequences based on any participant’s particular circumstances. Furthermore, the tax consequences are complex and subject to change, and a participant’s particular situation may be such that some variation of the described rules is applicable. Recipients of awards under the 2020 Plan should consult their own tax advisors to determine the tax consequences to them as a result of their particular circumstances.

Incentive Stock Options, Non-Statutory Stock Options

To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate fair market value (determined as of the grant date) of the shares of common stock with respect to which incentive stock options granted under the 2020 Plan and any other plan of the Company or its parent and any subsidiary that become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000 or such other limit as may be in effect from time to time under Section 422 of the Code. To the extent that any stock options exceeds this limit, it shall constitute a non-qualified stock option.

Restricted Stock

A participant acquiring restricted stock generally will recognize ordinary income equal to the difference between the fair market value of the shares on the “determination date” (as defined below) and their purchase price, if any. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The “determination date” is the date on which the participant acquires the shares unless they are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earliest of (a) the date the shares become transferable, (b) the date the shares are no longer subject to a substantial risk of forfeiture, or (c) the date the shares are acquired if the participant makes a timely election under Code Section 83(b). If the shares are subject to a substantial risk of forfeiture and not transferable when issued, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service, and other provisions, no later than 30 days after the date the shares are acquired. Upon the taxable disposition of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will generally be taxed as capital gain or loss; however, for any shares returned to our Company pursuant to a forfeiture provision, a participant’s loss may be computed based only on the purchase price (if any) of the shares and may not take into account any income recognized by reason of a Section 83(b) election. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Our Company generally will be entitled (subject to the requirement of reasonableness, Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the year in which the ordinary income from restricted stock is recognized by the participant.

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Restricted Stock Units

No taxable income is recognized upon receipt of an RSU award. In general, the participant will recognize ordinary income in the year in which the units vest and are settled in an amount equal to any cash received and the fair market value of any nonrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Our Company generally will be entitled (subject to the requirement of reasonableness, Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax reporting obligation) to an income tax deduction equal to the amount of ordinary income recognized by the participant. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

Other Awards

Our Company generally will be entitled to an income tax deduction in connection with an award under the 2020 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income (subject to the requirement of reasonableness, Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax-reporting obligation). Participants typically are subject to income (and employment) tax and recognize such tax at the time that an award is granted, exercised, vests or becomes nonforfeitable, unless the award provides for a further deferral.

Section 409A

Section 409A of the Code (“Section 409A”) imposes certain requirements on nonqualified deferred compensation arrangements. These include requirements on an individual’s election to defer compensation and the individual’s selection of the timing and form of distribution of the deferred compensation. Section 409A also generally provides that adverse tax consequences will apply unless distributions must be made on or following the occurrence of certain events (e.g., the individual’s separation from service, a predetermined date, or the individual’s death). Section 409A imposes restrictions on an individual’s ability to change his or her distribution timing or form after the compensation has been deferred.

Certain awards under the 2020 Plan may be subject to the requirements of Section 409A in form and in operation, but are designed to meet the conditions under Section 409A for avoiding its adverse tax consequences. For example, RSUs that provide for a settlement date following the vesting date may be subject to Section 409A. If an award under the 2020 Plan is subject to Section 409A and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be before the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with the requirements of Section 409A, Section 409A imposes an additional 20% federal penalty tax on the participant’s compensation recognized as ordinary income, as well as interest on such deferred compensation.

Section 162(m)

Section 162(m) of the Code imposes a $1 million limit on the amount a public company may deduct for compensation paid to a company’s chief executive officer, chief financial officer or any of the company’s three other most highly compensated executive officers (“covered employees”) or persons who have been covered employees for years after 2016.

* * *

The foregoing is only a summary, based on the current Code and the Treasury Regulations promulgated by the U.S. Department of the Treasury thereunder, of the U.S. federal income tax consequences to the participant and our Company with respect to the grant and exercise of options and other awards under the 2020 Plan. The summary does not purport to be complete and does not address all income tax laws that may be relevant to any particular participant. It does not address the tax consequences of the participant’s death, any tax laws of any municipality, state, or foreign country in which a participant might reside, or any other laws other than U.S. federal income tax laws.

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New Plan Benefits

We cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to participants under the 2020 Plan because awards under the 2020 Plan are discretionary. The plan administrator has full discretion to determine the amount of the awards to be made to participants under the 2020 Plan. Therefore, it is not possible to determine the benefits or amounts that will be received by or allocated to participants under the 2020 Plan.

OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF PROPOSAL 3 – TO APPROVE THE AMENDMENT TO AMENDED AND RESTATED 2019 STOCK OPTION AND GRANT PLAN

PROPOSAL 4 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required under Section 14A of the Exchange Act and the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the Board is submitting a “say on pay” proposal for stockholder consideration. While the vote on the compensation of our named executive officers is non-binding and solely advisory in nature, the Board and the Compensation Committee value the opinion of our stockholders and will review and consider the voting results. We will take into account the outcome of the advisory vote and engage with our stockholders when considering future executive compensation arrangements. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.

Our executive officers are compensated based on performance, and in a manner consistent with our strategy, competitive practice, sound corporate governance principles, and our Company’s and our stockholders’ interests. We believe our compensation program is strongly aligned with the long-term interests of our Company and our stockholders. Compensation of our executive officers is designed to enable us to attract and retain talented and experienced senior executives to lead our Company successfully in a competitive environment.

The compensation of the named executive officers is described in the “Compensation of Directors and Executive Officers” section in this proxy statement.

We are asking stockholders to vote on the following resolution:

“RESOLVED, that the stockholders of Monogram Technologies Inc. approve, on an advisory basis, the compensation paid to its named executive officers.”

As indicated above, the stockholder vote on this resolution will not be binding on our Company or the Board and will not be construed as overruling or determining any decision by us or by the Board. The vote will not be construed to create or imply any change to our fiduciary duties or those of the Board, or to create or imply any additional fiduciary duties for our Company or the Board.

Vote Required

The affirmative vote of the majority of the votes cast by stockholders present, in person or by proxy, and entitled to vote at the Annual Meeting, will be required to approve the advisory resolution on executive compensation.

OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF PROPOSAL 4 – TO ADVISORY VOTE ON EXECUTIVE COMPENSATION

AUDIT COMMITTEE REPORT

The Audit Committee is appointed by the Board to assist the Board in fulfilling its oversight responsibilities with respect to (a) the integrity of Monogram’s financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (b) the qualifications, independence, and performance of Monogram’s independent registered public accounting firm, (c) the performance of Monogram’s internal audit function, and (d) other matters as set forth in the charter of the Audit Committee approved by the Board.

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Management is responsible for Monogram’s financial statements and the financial reporting process, including the systems of internal controls, disclosure controls, and procedures. Fruci, as Monogram’s independent registered public accounting firm, is responsible for performing an independent audit of Monogram’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and for issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee reviewed and discussed with management and Fruci the audited financial statements of Monogram for the year ended December 31, 2023. The Audit Committee also discussed with Fruci the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. In addition, the Audit Committee received the written disclosures and the letter from Fruci required by the applicable requirements of the PCAOB regarding Fruci’s communications with the Audit Committee concerning independence and has discussed with Fruci its independence.

THE AUDIT COMMITTEE

•	Paul Riss (Chairman)

•	Rick Van Kirk

•	Colleen Gray

CORPORATE GOVERNANCE

Director Independence

We have listed our shares of Common Stock on the Nasdaq Stock Market. Under the rules of Nasdaq, “independent” directors must make up a majority of a listed company’s Board of Directors. In addition, applicable Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit and compensation committees be independent within the meaning of the applicable Nasdaq rules. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”).

Our Board of Directors currently consists of five (5) members. Our Board of Directors has determined that Paul Riss, Rick Van Kirk, and Colleen Gray qualify as independent directors in accordance with the Nasdaq Stock Market, or Nasdaq listing requirements. Messrs. Sexson and Unis are not considered independent. Nasdaq’s independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three (3) years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board of Directors has made a subjective determination as to each independent director that no relationships exist that, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each director’s business, personal activities, and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.

As required under Nasdaq rules and regulations and in expectation of listing on Nasdaq, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present.

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Board Leadership Structure and Board’s Role in Risk Oversight

Benjamin Sexson is the Chairman of the Board. The Chairman has authority, among other things, to preside over Board meetings and set the agenda for Board meetings. Accordingly, the Chairman has substantial ability to shape the work of our Board of Directors. We currently believe that separation of the roles of Chairman and Chief Executive Officer ensures appropriate oversight by the Board of our business and affairs. However, no single leadership model is right for all companies and at all times. The Board of Directors recognizes that depending on the circumstances, other leadership models, such as the appointment of a lead independent director, might be appropriate. Accordingly, the Board may periodically review its leadership structure. In addition, following the qualification of this offering, the Board will hold executive sessions in which only independent directors are present.

Our Board is generally responsible for the oversight of corporate risk in its review and deliberations relating to our activities. Risk is inherent in every business. As is the case in virtually all businesses, we face a number of risks, including operational, economic, financial, legal, regulatory, and competitive risks. Our management is responsible for the day-to-day management of the risks we face. Our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management.

In its oversight role, our Board of Directors’ involvement in our business strategy and strategic plans plays a key role in its oversight of risk management, its assessment of management’s risk appetite, and its determination of the appropriate level of enterprise risk. Our Board of Directors receives updates at least quarterly from senior management and periodically from outside advisors regarding the various risks we face, including operational, economic, financial, legal, regulatory, and competitive risks. Our Board of Directors also reviews the various risks we identify in our filings with the SEC and risks relating to various specific developments, such as acquisitions, debt and equity placements, and new service offerings.

Our Board committees will assist our Board of Directors in fulfilling its oversight role in certain areas of risk.

Attendance of Directors at Annual Meetings

While we do not have a formal policy requiring our directors to attend stockholder meetings, directors are invited and encouraged to attend all meetings of stockholders. We completed our listing on Nasdaq in May 2023 and held our 2023 annual meeting of stockholders on November 30, 2023.

Committees of the Board of Directors

The Board of Directors has established an Audit Committee, Compensation Committee, and Nomination Committee. The composition and functions of each committee are described below.

Audit Committee

The Audit Committee has three members - Paul Riss, Rick Van Kirk, and Colleen Gray. Paul Riss serves as the chairman of the Audit Committee and satisfies the definition of “audit committee financial expert”.

Our Audit Committee is authorized to:

•	approve and retain the independent auditors to conduct the annual audit of our financial statements;

•	review the proposed scope and results of the audit;

•	review and pre-approve audit and non-audit fees and services;

•	review accounting and financial controls with the independent auditors and our financial and accounting staff;

•	review and approve transactions between us and our directors, officers and affiliates;

•	recognize and prevent prohibited non-audit services; and

•	establish procedures for complaints received by us regarding accounting matters; oversee internal audit functions, if any.

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Nomination Committee

The Nomination Committee has three members – Paul Riss, Rick Van Kirk, and Colleen Gray. Paul Riss serves as the chairman of the Nomination Committee.

The function of our Nomination Committee is primarily to identify individuals qualified to become Board members and recommending directors to be elected by the Board. The Company’s goal is to assemble a diverse Board that brings together a variety of skills derived from high quality business and professional experience.

Compensation Committee

The Compensation Committee has three members, including Paul Riss, Rick Van Kirk, and Colleen Gray. Paul Riss serves as the chairman of the Compensation Committee.

Our Compensation Committee is authorized to:

•	review and determine the compensation arrangements for management;

•	establish and review general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;

•	administer our stock incentive and purchase plans; and

•	review the independence of any compensation advisers.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee is or has been an officer or employee of our Company, nor will they be. None of our executive officers has served as a member of the board of directors, or as a member of the Compensation Committee or similar committee, of any entity that has one or more executive officers who served on our board of directors or Compensation Committee during 2022, 2023 or thus far in 2024. For a description of transactions between us and members of our Compensation Committee and affiliates of such members, as applicable, please see “Certain Relationships and Related Party Transactions”.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting.

Indemnification of Directors and Officers and Insurance

Our Sixth Amended and Restated Certificate of Incorporation contains provisions limiting the liability of directors to the fullest extent permitted by Delaware law, and provides that we will indemnify each of our directors and officers to the fullest extent permitted under Delaware law. Our Sixth Amended and Restated Certificate of Incorporation and Bylaws also provide our Board of Directors with discretion to indemnify our employees and other agents when determined appropriate by the Board. We have also purchased a policy of directors’ and officers’ liability insurance that insures our directors and officers against the cost of defense, settlement or payment of a judgment under certain circumstances.

We have also entered into indemnification agreements with each of our executive officers and directors that provide our executive officers and directors with contractual rights to indemnification, and expense advancement and reimbursement, to the fullest extent permitted under the laws of the State of Delaware in effect from time to time, subject to certain exceptions contained in those agreements.

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Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling our Company pursuant to the foregoing provision, we have been informed that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, persons who beneficially own more than 10% of a registered class of the Company’s equity securities, and certain other persons to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC, and to furnish the Company with copies of the forms. Based solely on its review of the forms it received, or written representations from reporting persons, except as set forth herein, the Company believes that all of its directors, executive officers, and greater than 10% beneficial owners complied with all such filing requirements during 2023 and 2024 to date.

Communications with the Board

Any stockholder or other interested party may contact the Board, including any non-employee director or the non-employee directors as a group, or any individual director or directors, by writing to our Chairman at 3913 Todd Lane, Austin, TX 78744, with a request to forward the communication to the intended recipient or recipients. In general, any stockholder communication delivered to our Chairman for forwarding to the Board or specified Board member or members will be forwarded in accordance with the stockholder’s instructions. However, our Chairman reserves the right not to forward to Board members any abusive, threatening, or otherwise inappropriate materials. Information regarding the submission of comments or complaints relating to our accounting, internal accounting controls, or auditing matters can be found on our website at www.www.monogramtechnologies.com

EXECUTIVE OFFICERS

The following table provides information regarding our executive officers (ages as of October 30, 2024):

Name	Title/Position	Age
Benjamin Sexson	Chief Executive Officer, President	41
Noel Knape	Chief Financial Officer	56
Kamran Shamaei	Chief Technology Officer	41

Benjamin Sexson, CFA – CEO, President, and Director

Benjamin Sexson is the Chief Executive Officer, President, and a Director of Monogram Orthopaedics, and has served in such capacities since he joined the Company in April 2018. Prior to joining Monogram, Mr. Sexson served as the Director of Business Development at Pro-Dex, Inc., one of the largest OEM manufacturers of Orthopaedic Robotic End-Effectors in the world, from October 2015 to April 2018. In his tenure at Pro-Dex, Mr. Sexson was responsible for helping support the development, management, and launch of the Company’s first ever custom proprietary product solution and successfully negotiating high margin distribution agreements with a major strategic partner. In addition, Mr. Sexson helped secure and negotiate two additional major development agreements and helped expand the Company’s addressable markets from powered surgical tools in CMF to Thoracic, Trauma, Spine and Extremities as well as other product applications. Mr. Sexson is a named inventor on multiple patent applications at Pro-Dex. Prior to that, Mr. Sexson worked in various finance positions and is a CFA Charterholder. Mr. Sexson graduated with honors from Caltech with a Bachelor’s Degree in Mechanical Engineering in 2006.

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Noel Knape, CPA, MBA – CFO

Mr. Knape has over 25 years of financial management experience leading financial departments in multinational publicly traded companies as well as developing and implementing financial control infrastructures for Private Equity backed companies in the initial stages of business. Before joining Monogram, he was CFO of ProFlex Technologies from September 2020 January 2023, a start-up technology company commercializing proprietary leak detection technology in the oil and gas transmission industry, where he has implemented and managed financial control and reporting functions, developed pricing and market entry strategies, and developed the pitch deck and valuation for negotiations with their strategic partner for future acquisition. He is still an advisor to Proflex Technologies. Prior to ProFlex, he was VP of Finance at Newpark Fluids Systems from January 2019 to April 2020, where he oversaw the restructure of the North American Operations to rationalize costs and led the development of the 5-year strategic plan. As VP Finance at MicroSeismic, Inc. from 2016 to 2019, he led the accounting and finance functions and managed investor and bank relations. As Americas Controller with Shawcor, he led the financial integration of several acquisitions, restructured the operations in Brazil, and implemented the Oracle ERP system. Mr. Knape has held several senior financial management positions internationally, including Country Controller, and Regional Controller with Weatherford International, Saxon Resources and Western Geophysical where he acted as the business partner of the operations manager and safeguarded the company assets. He is a board member of Kizer Energy, serving as head of the internal control and audit committee. He holds a Master of International Management from The American Graduate School of International Management (Thunderbird) and a CPA license issued by the Arizona Board of Accountancy. Mr. Knape is an avid alpine skier and outdoor enthusiast.

Kamran Shamaei, Ph.D. - Chief Technology Officer

Kamran Shamaei received a Ph.D. from Yale University and MSc from ETH Zurich and did his postdoctoral research at Stanford University, focusing on Medical Robotics. He has extensive experience developing FDA-cleared surgical robots - Dr. Shamaei has worked on robots in early-stage development and is actively in use. Before joining Monogram, Dr. Shamaei supported the development of Monarch robots at Auris Health, Inc. Before joining Auris, Dr. Shamaei worked with Think Surgical Inc. on the TSolution One Robot, one of the earliest FDA-approved active milling orthopaedic robots. Dr. Shamaei was also a Principal Engineer at Motional, leading the planning team in Pittsburgh. He also served as the CTO and co-founder of a stealth startup developing surgical platforms and served as the Director of Platform at Carbon Robotics.

Kamran Shamaei joined Monogram as VP of Engineering on April 5, 2021, and was promoted to Chief Technology Officer effective January 1, 2022 (which is not a formal executive officer position of the Company duly appointed by the Board, but a position title).

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following Summary Compensation Table sets forth all compensation earned in all capacities during the fiscal years ended December 31, 2023 and 2022 by (i) our principal executive officer and (ii) our two most highly compensated executive officers, other than our principal executive officer, who were serving as executive officers as of December 31, 2023 and whose total compensation for the 2023 fiscal year, as determined by Regulation S-K, Item 402, exceeded $100,000 (collectively referred to as the “Named Executive Officers”).

Summary Compensation Table

	Year	Salary	Cash Bonus		Stock Awards	Option Awards (1)		Non-Equity Incentive Plan Compensation	Deferred Compensation Earnings	All Other Compensation	Total
Benjamin Sexson Chief Executive Officer	2022	$250,000	$125,000		$—	$1,221,000	(2)	$—	$—	$—	$1,596,000
	2023	$250,000	$125,000	(5)	$—	$—		$—	$—	$—	$375,000
Noel Knape Chief Financial Officer	2022	$—	$—		$—	$—		$—	$—	$—	$—
	2023	$160,410	$8,000		$—	$297,000	(3)	$—	$—	$—	$465,410
Kamran Shamaei Chief Technology Officer	2022	$235,000	$125,000		$—	$1,887,000	(4)	$—	$—	$—	$2,247,000
	2023	$275,000	$72,000		$—	$—		$—	$—	$—	$347,000

(1)	Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.

(2)	During the year ended December 31, 2022, the Company granted Mr. Sexson options exercisable into 330,000 shares of Common Stock.

(3)	During the year ended December 31, 2023, the Company granted Mr. Knape options exercisable into 50,000 shares of Common Stock.

(4)	During the year ended December 31, 2022, the Company granted Mr. Shamaei options exercisable into 510,000 shares of Common Stock.

(5)	Mr. Sexson voluntarily deferred 2023 contractual cash bonus.

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Director Compensation

For the fiscal year ended December 31, 2023 we paid our directors as follows:

Name	Fees earned or paid in cash			Stock awards	Option awards			Non-equity incentive plan compensation	Nonqualified deferred compensation earnings	All other compensation		Total
Benjamin Sexson			$(1)	-	$			-	-	-		$
Dr. Douglas Unis	$			-	$			-	-	$30,000	(2)		$30,000
Rick Van Kirk		-		-	$			-	-	-		$
Noel Goddard		-		-				-	-	-			-
Colleen Gray		$833	(3)	-		$14,280	(4)	-	-	-			$15,113
Paul Riss		$30,000	(5)	-	$			-	-	-			$30,000

(1) Mr. Sexson receives no compensation for his role as Director. His compensation for his CEO role is noted in the previous table.

(2) As per the Consulting Agreement between Dr. Unis and the Company executed on April 5, 2021, Dr. Unis earns $375 per hour for consulting services unrelated to his position as a director. In 2023 Dr. Unis performed 80 hours of Consultancy Services and was paid $30,000.

(3) Pursuant to a consulting agreement with the Company, Ms. Gray earns an annual fee of $10,000 for services performed for the Company. During 2023, the pro rata portion of this fee earned by Ms. Gray was $833.

(4) Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. During the year ended December 31, 2023, the Company granted Ms. Gray options exercisable into 3,000 shares of Common Stock.

(5) Pursuant to a consulting agreement with the Company, Mr. Riss earns an annual fee of $30,000 for services performed for the Company.

Executive Employment Agreement – Benjamin Sexson

The Company has an employment agreement with its Chief Executive Officer, Benjamin Sexson. The employment agreement provides for an annual base salary of $250,000 as a result of the achievement certain milestones set forth in Mr. Sexson’s employment agreement. In addition to his salary, Mr. Sexson is eligible to earn an annual bonus in an amount of 50% of his aggregate base salary earned in such year, subject to the achievement of Company performance metrics and individual performance goals, milestones and objectives, as established from time to time by an appropriate committee of the Board.

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Pursuant to Mr. Sexson’s employment agreement, Mr. Sexson is also entitled to pre-emptive rights permitting him preserve his vested equity position in the Company in the event of any additional issuances of Company Common Stock (or securities convertible into Common Stock), at a per-share price equal to the then current fair market value, as reasonably determined by the Board. Mr. Sexson does not intend to exercise this pre-emptive right in this offering.

Per the terms of Mr. Sexson’s employment agreement, Mr. Sexson also received an equity grant of 3,914,160 split-adjusted shares of the Company’s Common Stock under the Company’s 2019 Stock Option and Grant Plan. All 3,914,160 shares of Company Common Stock granted to Mr. Sexson have vested.

Mr. Sexson’s employment with the Company is “at will”, and either Mr. Sexson or the Company may terminate the employment agreement at any time, with or without cause. There is no set termination date under Mr. Sexson’s employment agreement.

Executive Employment Agreement – Noel Knape

The Company has an employment agreement with its Chief Financial Officer, Noel Knape, effective January 4, 2023. The employment agreement provides for an annual base salary of $170,000. In addition to his salary, Mr. Knape is eligible to earn an annual bonus, subject to the discretion of the Company’s management and board of directors. The amount of such bonus, if any, will be contingent on the Company’s and Mr. Knape’s performance in the given year.

Per the terms of Mr. Knape’s employment agreement, Mr. Knape also received an equity grant of 50,000 options for the Company’s Common Stock under the Company’s 2019 Stock Option and Grant Plan. The options have a strike price of $1.67. 25% of the options vested on January 4, 2024. The remaining 75% of the options shall vest and become exercisable in twelve equal 6-month installments over the six-year period following the first anniversary of the employment agreement, provided Mr. Knape continues to have a service relationship with the Company on each vesting date.

Mr. Knape’s employment with the Company is “at will”, and either Mr. Knape or the Company may terminate the employment agreement at any time, with or without cause. There is no set termination date under Mr. Knape’s employment agreement.

Executive Employment Agreement – Kamran Shamaei

The Company has an employment agreement with its CTO, Kamran Shamaei, effective February 11, 2023. The employment agreement provides for an annual base salary of $225,000, as well as a signing bonus $110,000.

In addition to his salary, Mr. Shamaei is eligible to earn an annual bonus of up to 10% of his base salary, subject to the discretion of the Company’s management and board of directors. The amount of such bonus, if any, will be contingent on the Company’s and Mr. Shamaei performance in the given year. Further, Mr. Shamaei is eligible to receive a $250,000 bonus upon Monogram receiving FDA approval of its robotic system.

Per the terms of Mr. Shamaei’s employment agreement, Mr. Shamaei also received an equity grant of 150,000 options for the Company’s Common Stock under the Company’s 2019 Stock Option and Grant Plan. 25% of the options vested on the anniversary date of the employment agreement. The remaining 75% of the options shall vest and become exercisable in twelve equal 6-month installments over the six-year period following the first anniversary of the employment agreement, provided Mr. Shamaei continues to have a service relationship with the Company on each vesting date.

Mr. Shamaei’s employment with the Company is “at will”, and either Mr. Shamaei or the Company may terminate the employment agreement at any time, with or without cause. There is no set termination date under Mr. Shamaei’s employment agreement.

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Consulting Agreement – Dr. Douglas Unis

On April 5, 2021, Dr. Unis and the Company entered into a consulting agreement, pursuant to which the Company agreed to pay Dr. Unis $95.00 per hour for consultancy services provided by Dr. Unis.

Pursuant to the consulting agreement, Dr. Unis is engaged as an independent contractor. The consulting agreement has customary intellectual property and/or invention assignment provisions, whereby any work product of Dr. Unis created in his capacity as a consultant for the Company is automatically assigned to the Company. The agreement also contains customary nondisclosure provisions.

The agreement will continue in effect until Dr. Unis’ services under the agreement are complete, or until the agreement is terminated by either party at their option. If Dr. Unis is unable to offer a minimum of 12 hours of service per year, it will serve as grounds for reasonable termination of the agreement.

Equity Incentive Plans

The Company adopted its Amended and Restated 2019 Stock Option Plan on August 28, 2020 (the “Plan”), which reserves 5,200,000 shares of Common Stock for issuance under the Plan, with up to 1,560,000 of those shares of Common Stock allowed for issuance pursuant to incentive stock options (as adjusted for the Stock Split).

The majority of the material terms of grants under the Plan are set by the Board of Directors of the Company on an individual basis (i.e. vesting periods, exercise prices, etc.).

For the years ended December 31, 2023 and 2022, we awarded 53,000 and 660,000 in in stock options (exercisable into shares of Common Stock), respectively, with vesting periods of four to seven years, to our officers and directors (as adjusted for the Stock Split).

Outstanding Equity Awards at Fiscal Year End

The following table summarizes the number of shares of Common Stock underlying outstanding equity incentive plan awards for each named executive officer and director as of December 31, 2023, as adjusted to reflect the Stock Split.

	Option Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Benjamin Sexson
Grant #1	320,000		-	$0.31	5/27/2029
Grant #2	562,500	187,500	-	$2.00	8/1/2030
Grant #3	-	330,000	-	$1.67	1/1/2033
Dr. Douglas Unis
Grant #1	360,000		-	$0.31	5/27/2029
Grant #2	562,500	187,500	-	$2.00	8/1/2030
Grant #3	-	330,000	-	$1.67	1/1/2033
Rick Van Kirk	1,000	1,000	-	$2.00	7/31/2030
Noel Goddard	2,000	-	-	$2.00	8/20/2030

The Company has not issued any Stock Awards pursuant to the Plan and does not have any shares authorized for such issuance.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following sets forth information regarding the beneficial ownership of our voting shares by:

•	each person who is known to be the beneficial owner of more than 5% of our voting shares;

•	each of our executive officers and directors; and

•	all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days, provided that any person who acquires any such right with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition shall be deemed to be the beneficial owner of the securities which may be acquired through the exercise of such right. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of voting shares beneficially owned by them. To our knowledge, none of our shares of Common Stock beneficially owned by any executive officer or director have been pledged as security.

	Shares of Common		Percent of Common
	Stock Beneficially		Stock Beneficially
Name and Address of Beneficial Owner	Owned		Owned (9)
Executive Officers(1)
Benjamin Sexson	5,065,080	(2)	14.6%
Kamran Shamaei	374,176	(3)	1.08%
Noel Knape	12,500	(4)	0.04%

Directors(1)

Dr. Douglas Unis	4,631,372	(5)	13.4%

Rick Van Kirk	1,250	(6)	0.0%
Noel Goddard	2,000	(7)	0.01%
Paul Riss	11,250		0.03%

All Executive Officers and Directors As a Group	9,721,327		28.1%

5% or Greater Holders

The Icahn School of Medicine at Mount Sinai, 1 Gustave L. Levy Pl, New York, NY 10029	2,360,304		6.8%

Pro-Dex, Inc., 2361 McGaw Ave, Irvine, CA 92614	1,828,551	(8)	5.3%

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(1)	Unless otherwise noted, the business address of each of those listed in the table above is c/o Monogram Orthopaedics Inc., 3913 Todd Lane, Austin, TX 78744
(2)	Includes 4,006,330 shares of Common Stock and 1,058,750 vested options which are exercisable in 60-days.
(3)	Includes 2,926 shares of Common Stock and 371,250 vested options, which are exercisable within 60 days.
(4)	Includes 12,500 vested options, which are exercisable within 60 days.
(5)	Includes 3,532,622 shares of Common Stock and 1,098,750 vested options, which are exercisable in 60-days. In addition, not included in this number, Dr. Unis and the Icahn School of Medicine at Mount Sinai agreed, pursuant to a separate agreement to which the Company is not a party, that Dr. Unis is entitled to 33.3% of 65% of those 2,360,304 shares owned by Mount Sinai, or 510,887 shares of Common Stock. Mount Sinai has not issued Dr. Unis these shares to date and Dr. Unis does not have any voting rights with regard to these shares. Dr. Unis has not been issued these shares by Mount Sinai to date and Dr. Unis does not have any voting rights with regard to these shares.
(6)	Solely includes vested options which are exercisable in 60-days.
(7)	Solely includes vested options which are exercisable in 60-days.
(8)	See footnote (3) above regarding the agreement Dr. Unis has to acquire 510,887 shares of Common Stock owned by Mount Sinai.
(9)	Based on 31,633,995 shares of Common Stock outstanding as of March 4, 2024 plus 2,991,992 of vested options which are exercisable within 60 days from March 31 – May 30, for a total denominator of 34,625,987.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

On October 3, 2017, the Company entered into an Exclusive License Agreement (the “License Agreement”) with Icahn School of Medicine at Mount Sinai (“Mount Sinai”), an entity which is affiliated with one of our Directors, Doug Unis, who is employed as an associate professor at Mount Sinai. The License Agreement has subsequently been amended, most recently on May 17, 2023. Collectively, we refer to the Exclusive License Agreement and its subsequent amendments as the “License Agreement”.

The License Agreement grants Monogram a royalty-bearing, world-wide right and (a) exclusive license, with the right to grant sublicenses (on certain conditions) to certain intellectual property relating to customizable bone implants and surgical planning software and (b) non-exclusive license, with the right to grant sublicenses on certain conditions, to certain technical information for the exploitation of the intellectual property in its field of use. Pursuant to the License Agreement, Mount Sinai had the right to receive 12% of the fully-diluted outstanding Common Stock of the Company until the Company received an aggregate of $10,000,000 in cash in exchange for its equity securities, which occurred after the Company’s Regulation A Offering of Series A Preferred Stock, resulting in the issuance of a total of 2,249,188 shares of Common Stock to Mount Sinai pursuant to the License Agreement. Of this total, Dr. Unis and the Icahn School of Medicine at Mount Sinai agreed, pursuant to a separate agreement to which the Company is not a party, that Dr. Unis is entitled to 33.3% of 65% of those 2,249,188 shares owned by Mount Sinai, or 486,836 shares of Common Stock. Dr. Unis has not been issued these shares by Mount Sinai to date. Currently, all shares issuable to Mount Sinai pursuant to the terms of the License Agreement have been issued.

Pursuant to the terms of the License Agreement, we must have a first commercial sale our products by October 3, 2025. The Company may, at least thirty (30) days prior to its first commercial sale, request additional extensions to this first commercial sale deadline in one (1) year increments, each time with payment of an extension fee of $50,000. Monogram may extend the deadline in this manner two (2) additional times. If Monogram uses all of its extensions, and still has not met this first commercial sale deadline, it would constitute a breach of the License Agreement, and Mount Sinai would have the right to give us a notice of default, and could ultimately terminate the License Agreement if we fail to cure this default within sixty (60) days. Termination will not relieve Monogram of any monetary or any other obligation or liability accrued under the License Agreement at the time of termination. In addition, if Monogram has sublicensed the agreement at the time of termination, the sublicense will become a direct license between Mount Sinai and the sublicensee. Monogram does not have any direct right to terminate this License Agreement with Mount Sinai prior to the completion of the term of the License Agreement.

In addition, as part of the License Agreement, we entered into a stock purchase agreement with Mount Sinai for the shares of Common Stock already issued to Mount Sinai.

On March 18, 2019, the Company entered into an option agreement (the “Option Agreement”) with Mount Sinai pursuant to which the Company was granted an option to license additional intellectual property rights under the terms and conditions as set forth in the aforementioned License Agreement. The Company exercised this option on March 26, 2019 for an exercise fee of $1,000. The intellectual property licensed pursuant to this Option Agreement is detailed under “Business – Intellectual Property”. Since this Option Agreement is governed by the terms of the License Agreement, any termination of the License Agreement would automatically terminate this Option Agreement.

Payments under the License Agreement include:

1.	Annual license maintenance fees. Annual fees include a $10,000 fee beginning on the third anniversary of the effective date of the agreement, i.e., October 3, 2020, and each year thereafter until Monogram makes a first commercial sale of one of our products. After this first commercial sale, the annual fee increases to $30,000 per year for the next twelve (12) years, or until the patents licensed pursuant to this agreement expire in the applicable jurisdiction – whichever occurs first.

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2.

Milestone payments. Upon completion of certain significant events by the Company (i.e., “milestone” events), we must pay Mount Sinai certain fees within 45 days of the occurrence of the event. If Monogram obtains FDA clearance and/or foreign regulatory approval of Monogram’s custom implants and/or orthopaedic robot, Mount Sinai is due a fee ranging from $50,000 - $100,000, depending on the type of approvals received. If Monogram achieves net sales of $10 million, Mount Sinai will receive $400,000; and at net sales of $50 million, Mount Sinai will receive $2,000,000. Finally, if at the time of completion of a “Significant Transaction” the Company has a valuation greater than $150,000,000, Mount Sinai will receive 1% of the fair market value of Company at the time of completion of the Significant Transaction. A “Significant Transaction” is defined as the first to occur of a single transaction, or series of related transactions, consisting of or resulting in any of the following: (i) an assignment of the License; (ii) an exclusive worldwide sub license of all or substantially all of the Mount Sinai Patent Rights; (iii) an initial public offering of securities by Company (or its successor) or other transaction resulting in either (A) Company becoming a public company or (B) any of Company’s securities being traded on a nationally recognized stock exchange or automated quotation system; (iv) a sale, license or other disposition of all or substantially all of Company’s assets; or (v) a reorganization, consolidation or merger of Company, or sale or transfer of the securities of Company, where the holders of Company’s outstanding voting securities before the transaction beneficially own less than fifty percent (50%) of the outstanding voting securities, or hold less than fifty percent (50%) of the voting power of the voting security holders of the surviving entity after the transaction. Notwithstanding anything above to the contrary, a Significant Transaction shall not be deemed to occur as a result of a bona fide, arms-length equity financing for cash in which Company issues securities representing more than fifty percent (50%) of the voting power of its security holders to venture capital or other similar or strategic professional investors who do not actively manage day-to-day operations of Company.

We note that the Company is currently in discussions with Mount Sinai in regard to the payment obligation associated with a “Significant Transaction” following the Company becoming publicly traded on Nasdaq without undertaking a traditional initial public offering contemplated by that term. Current discussions may require the Company to make a payment to Mt. Sinai, or to provide Mount Sinai a senior note reflecting the obligation to make payment under the terms of the License Agreement.

3.	Running royalties. Mount Sinai is entitled to 1.5% to 5% of the net sales of our products covered by the license as a royalty, depending primarily on whether the product sales occurred in a country in which the patents licensed from Mount Sinai for such products are unexpired and valid.

4.	Sublicense fees. If Monogram sublicenses its rights under this agreement to another party, Mount Sinai is entitled to 15% - 60% of the income received by Monogram from party to which it sublicensed. The percentage Mount Sinai is entitled to receive is primarily determined by the timing of the sublicense grant by Monogram. If it is sublicensed prior to successful implementation of the product by Monogram, Mount Sinai will receive 60% - but if sublicensed after the first commercial sale by Monogram of its product, Mount Sinai is entitled to 15%.

Pro-Dex Supply Agreement

On October 3, 2023, the Company entered into a supply agreement (the “Supply Agreement”) with Pro-Dex, Inc., a Colorado corporation (“Pro-Dex”). Richard L. Van Kirk is the Chief Executive Officer of Pro-Dex, Inc. and is a Director of Monogram.

On December 20, 2018, the Company entered into a development and supply agreement with Pro-Dex, Inc., whereby Pro-Dex, Inc. and the Company agreed, subject to certain conditions, to negotiate and endeavor to enter into a future agreement through which Pro-Dex, Inc. would develop and supply end-effectors, gearing, and saws, and other surgical products to Monogram. The Supply Agreement represents the definitive agreement between Pro-Dex and the Company as a result of these negotiations.

Pursuant to the Supply Agreement, the Company and Pro-Dex agreed that, during the term of the Supply Agreement, the Company will exclusively purchase from Pro-Dex, and Pro-Dex will manufacture and sell to the Company, supply end-effectors, gearing, and saws, and other surgical products at purchase prices set forth in the Supply Agreement.

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The initial term of the Supply Agreement commences on October 3, 2023 and continues for an initial period of fifteen (15) years from the date of Pro-Dex’s delivery to the Company of at least ten (10) production units of end effectors that are fully developed and validated as reasonably agreed to between the Company and Pro-Dex. Upon expiration of the initial term, the Supply Agreement will automatically renew for additional successive two (2) year terms unless either party has provided written notice of non-renewal to the other party at least two (2) years prior to the end of the then-current term.

Pro-Dex may terminate the Supply Agreement by providing written notice to the Company if the Company fails to pay any amount when due under the Supply Agreement and fails to cure such failure within 30 business days after the Company’s receipt of written notice of such breach. Additionally, Pro-Dex may terminate the Supply Agreement at any time in Pro-Dex’s sole and absolute discretion upon providing the Company at least 120 days advance written notice of termination.

The Company may terminate the Supply Agreement if any Purchase Order under the Supply Agreement remains unfulfilled by Pro-Dex for six (6) months after the requested delivery date, unless such delay is the result of factors reasonably outside of Pro-Dex’s control. Additionally, the Company may terminate the Supply Agreement if during any consecutive twelve (12) month period Pro-Dex fails to fulfill more than three (3) separate purchase orders by the requested delivery date, unless such delay is the result of factors reasonably outside of Pro-Dex’s control.

Either party may terminate the Supply Agreement if the other party (a) is in material breach of any representation or warranty under the Supply Agreement that cannot be cured or, if the breach can be cured, it is not cured by within a commercially reasonable period of time; (b) becomes insolvent or files for bankruptcy; (c) makes or seeks to make a general assignment for the benefit of its creditors; or (d) applies for or has appointed a receiver, trustee, custodian or similar agent appointed by order of any court of competent jurisdiction to take charge of or sell any material portion of its property or business.

If the Supply Agreement is terminated, the Company will pay to Pro-Dex all amounts due to Pro-Dex for supplied products under the Supply Agreement, as well as any out-of-pocket costs and expenses (including raw materials, machinery and equipment purchases) incurred by Pro-Dex prior to the date such termination is effective that arise from or relate to the Supply Agreement.

The Supply Agreement contains a number of other rights, representations and warranties that are customary for medical device supply agreements.

Pro-Dex Warrant Exercise

Pro-Dex and the Company were previously engaged in active discussions around Pro-Dex exercising its warrants in advance of the contractual expiration date of the those warrants. Pro-Dex held warrants to purchase up to 5% of the outstanding Common Stock of the Company as of the date of the exercise, calculated on a post-exercise basis. The Pro-Dex Warrants had an exercise price of $1,250,000, were exercisable at any time prior to December 20, 2025.

On October 2, 2023, Pro-Dex agreed to exercise the Pro-Dex Warrants in full in cash for Common Stock of Monogram within five (5) business days. As consideration for Pro-Dex agreeing to exercise the Pro-Dex Warrants, the Company agreed to the following:

Coverage Warrants. If, (a) between October 2, 2023 and March 31, 2024; or (b) during the six month period between March 31 and September 31 of each year thereafter, Monogram engages in or otherwise consummates an issuance of securities that results in Monogram receiving, or having the right to receive, gross proceeds of $5,000,000 or more during such period, then Monogram will issue Pro-Dex a warrant to be exercised in cash to purchase 5% (calculated after giving effect to such issuance to Pro-Dex) of the types, series and classes of securities issued during such period at a price equal to the total gross proceeds received over the such period divided by the number of securities issued during that same period on terms at least as favorable to Pro-Dex as the most favorable terms pursuant to which any such securities are acquired by any investor during such period (each, a “Coverage Warrant”). Each Coverage Warrant will be issued to Pro-Dex within ten (10) business day after the last day of the applicable period, will have a term of six (6) months from the date of issuance and, unless otherwise agreed to in writing by Pro-Dex in its sole and absolute discretion, will have other provisions consistent with the provisions of the Warrants. Pro-Dex’s rights in this regard will expire on December 31, 2025 and will apply to all Warrant Coverage issuances conducted from time to time, and at any time, by Monogram prior to that date.

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Piggyback Rights. Monogram agreed to grant Pro-Dex piggyback registration rights for all Monogram securities from time to time owned by Pro-Dex on terms at least as favorable to Pro-Dex as Monogram may at any time grant piggyback (or equivalent) registration rights to any other holder of Monogram securities.

Pro-Dex completed the exercise all of its Pro-Dex Warrants effective October 2, 2023, resulting in the issuance of 1,828,551 shares of the Company’s Common Stock at $0.68360138711 per share and total proceeds to the Company of $1,250,000. The issuance of these shares upon exercise of the Pro-Dex Warrants was made by the Company pursuant to the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) of the Securities Act or Regulation D promulgated thereunder for transactions by an issuer not involving a public offering.

HOUSEHOLDING INFORMATION

We have adopted a practice called “householding.” This practice allows us to deliver only one copy of certain of our stockholder communications (such as the notice regarding the internet availability of proxy materials, our annual reports, or our proxy materials) to stockholders who have the same address and last name and who do not participate in email delivery of these materials, unless one or more of these stockholders notifies us that he or she would like to receive an individual copy of these notices or materials. If you share an address with another stockholder and receive only one set of proxy-related materials and would like to request a separate copy for this year’s Annual Meeting or for any future meetings or stockholder communications, please send your written request to Monogram Technologies Inc., 3913 Todd Lane, Austin, TX 78744, Attention: Board Chairman, or call us at (512) 399-2656. Upon written or oral request, we will promptly deliver a separate copy to you. Similarly, you may also contact us through either of these methods if you receive multiple copies of proxy-related materials and other stockholder communications and would prefer to receive a single copy in the future.

FUTURE STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in our 2025 proxy statement pursuant to SEC Rule 14a-8 must submit the proposal so that it is received by us no later than , 2025 unless the date of our 2025 Annual Meeting is more than 30 days before or after December 19, 2025, in which case the proposal must be received a reasonable time before we begin to print and send our proxy materials. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Monogram Technologies Inc., 3913 Todd Lane, Austin, TX 78744, Attention: Board Chairman.

In addition, a stockholder who intends to solicit proxies in support of director nominees other than the Company’s nominees for the 2024 Annual Meeting of Stockholders in accordance with Exchange Act Rule 14a-19 must provide notice to our principal executive offices at the address above no later than October 18, 2025. Any such notice of intent to solicit proxies must comply with all the requirements of SEC Rule 14a-19.

WHERE YOU CAN FIND MORE INFORMATION

Monogram files reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read Monogram’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov. We also maintain a website at www.monogramtechnologies.com which you may access these materials free of charge as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

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You can obtain any of the documents listed above from the SEC, through the website of the SEC at the address described above or from us by requesting them in writing or by telephone at the following address:

Monogram, Inc.

Attention: Board Chairman

3913 Todd Lane,

Austin, TX 78744, USA

(512) 399-2656

This document is a proxy statement of Monogram for the Annual Meeting of Monogram stockholders. The information contained in this document speaks only as of the date of this document unless the information specifically indicates that another date applies.

Other SEC Filings

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The SEC allows us to incorporate by reference into this proxy statement information contained in documents that we file with it. This means that we can disclose important information to you by referring you to those documents. We incorporate by reference each document we file under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of the initial filing of this proxy statement and before the Annual Meeting (other than current reports on Form 8-K furnished pursuant to Item 2.02 or Item 7.01 of Form 8-K, including any exhibits included with such information, unless otherwise indicated therein). We also incorporate by reference in this proxy statement the following documents filed by us with the SEC under the Exchange Act:

•	our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 15, 2024;

•	our Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, filed with the SEC on May 14, 2024 and for the quarter ended June 30, 2024, filed with the SEC on August 15, 2024;

•	our Our Current Reports on Form 8-K, filed with the SEC on March 15, 2024 (but only the second Current Report on Form 8-K filed on such date), April 18, 2024, May 1, 2024 (excluding the information and related exhibit furnished pursuant to Item 7.01), May 15, 2024, July 12, 2024, July 22, 2024, August 19, 2024, September 12, 2024 (excluding the information and related exhibit furnished pursuant to Item 7.01), and October 2, 2024 (excluding the information and related exhibit furnished pursuant to Item 7.01); and

•	The description of our securities contained in our Registration Statement on Form 8-A filed on May 17, 2023, including any amendment or report filed for the purpose of updating such description.

We undertake to provide without charge to each person to whom a copy of this proxy statement has been delivered, upon request, by first class mail or other equally prompt means, a copy of any or all of the documents incorporated by reference in this proxy statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this proxy statement incorporates. You may obtain documents incorporated by reference by requesting them in writing or by telephone at the address and telephone number set forth above under “Where You Can Find More Information.”

Other Matters

The Board does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the Annual Meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

By Order of the Board of Directors,

/s/ Benjamin Sexson
Benjamin Sexson
Chief Executive Officer

October 30, 2024

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Appendix A

Amendment No. 1 to the Monogram Technologies Inc. Amended and Restated 2019 Stock Option and Grant Plan

This Amendment No. 1 (this “Amendment”) to the Amended and Restated Monogram Technologies Inc. 2019 Stock Option and Grant Plan, as amended (the “Plan”), was adopted by the Board by that certain unanimous written consent of the Board dated as of October 30, 2024.

WHEREAS, Monogram Technologies Inc. (the “Company”) maintains the Plan;

WHEREAS, pursuant to Section 12 of the Plan, the Company’s board of directors (the “Board”) may amend the Plan at any time; and

WHEREAS, the Board now desires to amend the Plan, effective as of the date on which stockholder approval of the amendment is obtained (the “Amendment Effective Date”), to (i) increase the number of Shares reserved for issuance under the Plan from 5,200,000 to 11,200,000, and (ii) adopt an evergreen provision to the 2020 Plan providing for an increase in the shares of common stock available for issuance under the 2020 Plan on a periodic basis, according to an approved formula.

NOW, THEREFORE, the Plan is hereby amended, effective as of the Amendment Effective Date and subject to the Amendment Effective Date occurring before January 1, 2025 as follows:

1.      Capitalized Terms.    Capitalized terms that are not defined in this Amendment shall have the meanings ascribed thereto in the Plan.

2.      Amendment to the Plan.

The first sentence of Section 3(a) of the Plan is hereby amended in its entirety as of the Amendment Effective Date to read as follows:

“The maximum number of Shares reserved and available for issuance under the Plan shall be 11,200,000 Shares, subject to adjustment as provided in Section 3(b).”

A new Section 3(d) to the 2020 Plan will be included as of the Amendment Effective Date to read as follows:

“The number of Shares reserved and available for issuance under the Plan shall increase according to the following formula: “The Share Reserve will automatically increase on January 1st of each year, for a period of not more than ten years, commencing on January 1, 2025 and ending on (and including) January 1, 2034 by the lesser of (a) 5.0% of the total number of the shares of Common Stock outstanding on December 31st of the immediately preceding calendar year, and (b) such number of Shares determined by the Board.” Notwithstanding the foregoing, the Board may decide in its sole discretion that there shall be no increase in the in the Shares available for issuance, or that the increase shall be a lesser number of Shares than would otherwise occur pursuant to the preceding sentence. For the avoidance of doubt, this Section 3(d) does not limit the granting of Awards outside of the Plan. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, NYSE-American Company Guide Section 711 or other applicable rule, and any such issuance shall not reduce the number of Shares available for issuance under the Plan.”

3.      Ratification and Confirmation.    Except as specifically amended by this Amendment, the Plan is hereby ratified and confirmed in all respects and remains valid and in full force and effect.

4.      Governing Law.    This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of laws thereof.

5.      Headings.    Section headings are for convenience only and shall not be considered a part of this Amendment.

Appendix B

FORM OF PROXY CARD

Monogram Technologies Inc.

3913 Todd Lane

Austin, TX 78744

<Shareholder Name>

<Shareholder Address1>

<Shareholder Address2>

<Shareholder Address3>

Control #: 0000 0000 0000

Voting Instructions
You can vote by Internet!

Instead of mailing your proxy, we encourage you to vote online, as outlined below.

VOTE BY INTERNET – www.monogram.vote
•	Use the Internet to vote by proxy up until 7:00 P.M. Eastern Time on December 19, 2024. Have your proxy card in hand when you access the website and then follow the instructions. Enter the 12 digit Control Number below and follow the instructions to vote your proxy.
VOTE BY MAIL
•	Mark, sign, and date this proxy card and promptly return it in the enclosed envelope to EQUITY STOCK TRANSFER, 237 W 37TH ST, Suite 602, New York, NY 10018, ATTN: Shareholder Services.
•	Votes by mail must be received by 7:00 P.M. Eastern Time on December 19, 2024.

VOTE BY FAX or BY EMAIL
•	Mark, sign, and date this proxy card and promptly return it by fax: (646) 201-9006 ATTN: Shareholder Services or by email: proxy@equitystock.com ATTN: Shareholder Services.
•	Votes by mail must be received by 7:00 P.M. Eastern Time on December 19, 2024.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.

The undersigned hereby appoints Mr. Benjamin Sexson, and each or either of them, proxies for the undersigned, with full power of substitution, to vote all shares of common stock, $0.001 par value per share ("Shares") of Monogram Technologies Inc. (the "Company") which the undersigned would be entitled to vote at the ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY (THE "MEETING") TO BE HELD VIRTUALLY AT www.monogram.vote, ON DECEMBER 19, 2024, AT 1:00 P.M., NEW YORK TIME, and directs that the Shares represented by this Proxy shall be voted as indicated below.

1.	List of Nominees in Relation to Proposal 1:

Class I Nominees:

1)	Mr. Rick Van Kirk
2)	Ms. Colleen Gray

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

☐	☐	☐

Proposals

1.	To elect the Class I director nominees to serve as directors until our 2027 annual meeting of stockholders, and until their respective successors are elected and qualified or until their earlier resignation or removal.

2.	To ratify the appointment of Fruci & Associates II, PLLC as our independent registered public accounting firm for the year ending December 31, 2024.

3.	To approve the amendment to Amended and Restated 2019 Stock Option and Grant Plan.

4.	To approve, on an advisory basis, the compensation of our named executive officers.

For	/Against	/Abstain

☐	☐	☐

☐	☐	☐

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In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

The board of directors recommends a vote FOR Proposals 1, 2, 3 and 4, and FOR all the nominees for Class I director in Proposal 1. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this Proxy will be voted FOR Proposals 1, 2, 3 and 4

Please indicate if you plan to attend this meeting.	Yes	No
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Note: To transact any other business that is properly brought before the Annual Meeting or any adjournment or postponement thereof.

If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 877-804-2062 (toll free) or email proxy@equitystock.com

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate full title as such.

Joint owners should each sign personally. All holders must sign. If a corporation, please sign the full corporate or partnership name, by authorized officer.

Signature	Date	Signature (Joint Owners)	Date